Exhibit 10.39

Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

                                                          OMB Approval 2700-0042

------------------------------------------------------------------------------------------------------------------------------------
                                          1. THIS CONTRACT IS A RATED ORDER       RATING                      PAGE OF PAGES
                  AWARD/CONTRACT             UNDER DPAS (15 CFR 350)          >     N/A                         1      20
------------------------------------------------------------------------------------------------------------------------------------
2. CONTRACT (Proc. Inst. Ident.) NO.      3. EFFECTIVE DATE                   4. REQUISITION/PURCHASE REQUEST/PROJECT NO.
        N01-AI-25494                         September 30, 2002                     CR025
------------------------------------------------------------------------------------------------------------------------------------
5. ISSUED BY                       CODE      2668-25494                   6. ADMINISTERED BY (If other than Item 6)  CODE
                                        -------------------                                                                --------
     National Institutes of Health
     Contract Management Branch, NIAID                                           DMID-CR
     Room 2230                                                                   RFP NIH-NIAID-DMID-02-26
     6700-B Rockledge Dr., MSC 7612
     Bethesda, Maryland 20892-7612
------------------------------------------------------------------------------------------------------------------------------------
7. NAME AND ADDRESS OF CONTRACTOR (No. street, county, state and ZIP Code)          8. DELIVERY
                                                                                       |_| FOB ORIGIN     |X| OTHER (See below)
                                                                                                          FOB Destination
                                                                                    -----------------------------------------------
VaxGen, Inc.                                                                        9/ DISCOUNT FOR PROMPT PAYMENT
1000 Marina Blvd., Ste. 200                                                             N/A
Brisbane, CA  94005-1841
                                                                                    -----------------------------------------------
                                                                                    10. SUBMIT INVOICES            ITEM
-----------------------------------------------------------------------------------
CODE                                          FACILITY CODE                             ADDRESS SHOWN IN:          Art. G.3
------------------------------------------------------------------------------------------------------------------------------------
11. SHIP TO/MARK FOR               CODE         N/A                       12. PAYMENT WILL BE MADE BY                CODE  N/A
                                         --------------------                                                              ---------
   Article F.2.                                                                See Article G.3
------------------------------------------------------------------------------------------------------------------------------------
13. AUTHORITY FOR USING OTHER FULL AND OPEN COMPETITION:                  14. ACCOUNTING AND APPROPRIATION DATA
                                                                              EIN 1-943236309-A1  CAN 2-8426401  $ 1,830,548
    |_| 10 U.S.C. 2304(c)( )   |_| 41 U.S.C. 253(c)( )                        SOCC 25.55     DOC #300N1AI25494A
------------------------------------------------------------------------------------------------------------------------------------
    15A. ITEM NO.     15B. SUPPLIES/SERVICES                                 15C. QUANTITY  15D. UNIT   15E. UNIT PRICE  15F. AMOUNT
------------------------------------------------------------------------------------------------------------------------------------
                                                                                            Milestone 1      FY 02       $   550,842
Title: Development and Testing of Vaccines Against Anthrax                                  Milestone 2      FY 03       $ 2,007,593
Period: September 30, 2002 - December 31, 2003                                              Milestone 3      FY 03       $ 5,059,292
Amount Allotted: $1,830,548                                                                 Milestone 4      FY 03       $ 4,812,400
Contract Type:  Cost Plus Fixed Fee/Completion                                              Milestone 5      FY 03       $ 1,205,649
------------------------------------------------------------------------------------------------------------------------------------
                                                                                      15G. TOTAL AMOUNT OF CONTRACT   >  $13,635,776
------------------------------------------------------------------------------------------------------------------------------------
                                                            16. TABLE OF CONTENTS
------------------------------------------------------------------------------------------------------------------------------------
(|X|) SEC.              DESCRIPTION                PAGE(S) (|X| SEC.              DESCRIPTION                                PAGE(S)
------------------------------------------------------------------------------------------------------------------------------------
                        PART I - THE SCHEDULE                                      PART II - CONTRACT CLAUSES
------------------------------------------------------------------------------------------------------------------------------------
|X| A   SOLICITATION/CONTRACT FORM                   1     |X|  I   CONTRACT CLAUSES                                           14
------------------------------------------------------------------------------------------------------------------------------------
|X| B   SUPPLIES OR SERVICES AND PRICE/COST          2     PART III - LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACH.
------------------------------------------------------------------------------------------------------------------------------------
|X| C   DESCRIPTION/SPECS./WORK STATEMENT            4     |X|  J   LIST OF ATTACHMENTS                                        19
------------------------------------------------------------------------------------------------------------------------------------
|X| D   PACKAGING AND MARKING                        5     PART IV - REPRESENTATIONS AND INSTRUCTIONS
------------------------------------------------------------------------------------------------------------------------------------
|X| E   INSPECTION AND ACCEPTANCE                    6     |X|  K   REPRESENTATIONS, CERTIFICATIONS                            20
---------------------------------------------------------           AND OTHER STATEMENTS OF OFFERORS
|X| F   DELIVERIES OR PERFORMANCE                    6
------------------------------------------------------------------------------------------------------------------------------------
|X| G   CONTRACT ADMINISTRATION DATA                 7     |_|  L   INSTRS., CONDS., AND NOTICES TO OFFERORS
------------------------------------------------------------------------------------------------------------------------------------
|X| H   SPECIAL CONTRACT REQUIREMENTS               10     |_|  M   EVALUATION FACTORS FOR AWARD
------------------------------------------------------------------------------------------------------------------------------------
                                         CONTRACTING OFFICER WILL COMPLETE ITEM 17 OR 18 AS APPLICABLE
------------------------------------------------------------------------------------------------------------------------------------
17. |X| CONTRACTOR'S NEGOTIATED AGREEMENT (Contractor is            18. |_| AWARD (Contractor is not required to sign this
required to sign this document and return __3__ copies to           document.) Your offer on Solicitation
issuing office.) Contractor agrees to furnish and deliver all       Number______________________, including the additions or changes
items or perform all the services set forth or otherwise            made by you which additions or changes are set forth in full
identified above and on any continuation sheets for the             above, is hereby accepted as to the items listed above and on
consideration stated herein. The rights and obligations of the      any continuation sheets. This award consummates the contract
parties to this contract shall be subject to and governed by the    which consists of the following documents: (a) the Government's
following documents: (a) this award/contract, (b) the               solicitation and your offer, and (b) this award/contract. No
solicitation, if any, and (c) such provisions, representations,     further contractual document is necessary.
certifications, and specifications, as are attached or
incorporated by reference herein. (Attachments are listed
herein.)
------------------------------------------------------------------------------------------------------------------------------------
19A. NAME AND TITLE OF SIGNER (Type or print)                                   20A. NAME OF CONTRACTING OFFICER
                                                                                Thomas P. Hastings, Contracting Officer

------------------------------------------------------------------------------------------------------------------------------------
19B. NAME OF CONTRACTOR                                19C. DATE SIGNED        20B. UNITED STATES OF AMERICA       20C. DATE SIGNED

   ________________________________________________                                BY ___________________________________________
       (Signature of person authorized to sign)                                          (Signature of Contracting Officer)
------------------------------------------------------------------------------------------------------------------------------------
NSN 7540-01-152-8069                                            26-107                                        STANDARD FORM 26
(REV. 4-85)
PREVIOUS EDITION UNUSABLE                                   Computer Generated                                Prescribed by GSA
                                                                                                              FAR (48 CFR) 53.214(a)
====================================================================================================================================

                                                       Contract No. N01-AI-25494

                       DETAILED TABLE OF CONTRACT CONTENTS

PART I - THE SCHEDULE

SECTION A - SOLICITATION/CONTRACT FORM

SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS

ARTICLE B.1. BRIEF DESCRIPTION OF SUPPLIES OR SERVICES

The purpose of this contract is for Development and Testing of Vaccines against Anthrax.

ARTICLE B.2. ESTIMATED COST AND FIXED FEE

a.    The estimated cost of Part A of this contract is $12,625,719.

b. The fixed fee for Part A of this contract is $1,010,057. The fixed fee shall be paid in installments based on the percentage of completion of work, as determined by the Contracting Officer, and subject to the withholding provisions of the clauses ALLOWABLE COST AND PAYMENT and FIXED FEE referenced in the General Clause Listing in Part II, ARTICLE I.1. of this contract. Payment of fixed fee shall not be made in less than monthly increments.

c. The Government's obligation, represented by the sum of the estimated cost plus the fixed fee for Part A is $13,635,776.

d. If the Government exercises its option pursuant to ARTICLE H.11. of this contract, the Government's total obligation represented by the sum of the estimated cost plus the fixed fee will be increased as follows:

         Estimated Cost      Fixed Fee            Estimated Cost Plus Fixed Fee
         $12,555,389         $1,004,432                  $13,559,821

e. Total funds currently available for payment and allotted to this contract are $1,830,548 of which $1,694,952 represents the estimated costs, and of which $135,596 represents the fixed fee. For further provisions on funding, see the LIMITATION OF FUNDS clause referenced in Part II, ARTICLE
      I.2. Authorized Substitutions of Clauses.

f. It is estimated that the amount currently allotted will cover performance of the contract through December 31, 2002.

g. The Contracting Officer may allot additional funds to the contract without the concurrence of the Contractor.

ARTICLE B.3. PROVISIONS APPLICABLE TO DIRECT COSTS

a.    Items Unallowable Unless Otherwise Provided

      Notwithstanding the clauses, ALLOWABLE COST AND PAYMENT, and FIXED FEE, incorporated in this contract, unless authorized in writing by the Contracting Officer, the costs of the following items or activities shall be unallowable as direct costs:

      (1)   Acquisition, by purchase or lease, of any interest in real property;

      (2)   Special rearrangement or alteration of facilities;

      (3) Purchase or lease of any item of general purpose office furniture or office equipment regardless of dollar value. (General purpose equipment is defined as any items of personal property which are usable for purposes other than research, such as office equipment and furnishings, pocket calculators, etc.);

      (4)   Travel to attend general scientific meetings;

      (5)   Foreign travel - See Article B.3.b.(2);

      (6)   Consultant costs;

      (7)   Subcontracts;

      (8) Accountable Government property (defined as both real and personal property with an acquisition cost of $1,000 or more and a life expectancy of more than two years) and "sensitive items" (defined and listed in the Contractor's Guide for Control of Government Property), 1990, regardless of acquisition value.

b.    Travel Costs

                                                       Contract No. N01-AI-25494

      (1)   Domestic Travel

            (a) Total expenditures for domestic travel (transportation, lodging, subsistence, and incidental expenses) incurred in direct performance of this contract shall not exceed $144,763 without the prior written approval of the Contracting Officer.

            (b) The contractor shall invoice and be reimbursed for all travel costs in accordance with Federal Acquisition Regulations (FAR) 31.205-46.

      (2)   Foreign Travel

            Requests for foreign travel must be submitted at least six weeks in advance and shall contain the following: (a) meeting(s) and place(s) to be visited, with costs and dates; (b) name(s) and title(s) of Contractor personnel to travel and their functions in the contract project; (c) contract purposes to be served by the travel; (d) how travel of contractor personnel will benefit and contribute to accomplishing the contract project, or will otherwise justify the expenditure of NIH contract funds; (e) how such advantages justify the costs for travel and absence from the project of more than one person if such are suggested; and (f) what additional functions may be performed by the travelers to accomplish other purposes of the contract and thus further benefit the project.

ARTICLE B.4. ADVANCE UNDERSTANDINGS

Other provisions of this contract notwithstanding, approval of the following items within the limits set forth is hereby granted without further authorization from the Contracting Officer.

1.    Subcontract

      To negotiate a cost-reimbursement type subcontract with Battelle, Inc. for an amount not to exceed $4,466,225. Award of the subcontract shall not proceed without the prior written consent of the Contracting Officer after review of the draft subcontract. After written consent of the subcontract by the Contracting Officer, a copy of the signed, approved subcontract shall be provided to the Contracting Officer. The subcontract shall require that the subcontractor's invoices contain a minimum of the same detail of the Prime contractor as set forth in attachment 2, NIH(RC)-4.

2.    Confidential Treatment of Sensitive Information

      The Contractor shall guarantee strict confidentiality of the information/data that it is provided by the Government during the performance of the contract. The Government has determined that the information/data that the Contractor will be provided during the performance of the contract is of a sensitive nature and can not be disclosed in any manner.

      Disclosure of the information/data, in whole or in part, by the Contractor can only be made after the Contractor receives prior written approval from the Contracting Officer. Whenever the Contractor is uncertain with regard to the proper handling of information/data under the contract, the Contractor shall obtain a written determination from the Contracting Officer.

3.    Indirect Costs

      The proposed overhead rate of [*] and G&A rate of [*] were used for negotiation purposes only. Provisional overhead and G&A rates shall not be reimbursed unless and until a formal rate agreement has been executed between VaxGen, Inc. and the NIH Division of Financial Advisory Services.

4. The following persons shall furnish the amount of time specified below in direct performance of this contract at no direct cost to this contract or any other U.S. Government contract, grant or cooperative agreement.

         Name             Position                Effort   Duration
         ----             --------                ------   --------
         Lance Gordon     CEO, VaxGen Inc.        10%      09/30/02 - 12/31/03
         Donald Francis   President, VaxGen Inc.   7%      09/30/02 - 12/31/03

[*] Denotes confidential treatment requested. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

                                                       Contract No. N01-AI-25494

5. It is the intention of the NIAID to convene an independent Blue Ribbon Panel composed of ad hoc experts and Government personnel that will advise the Institute on the selection of the contractor who will be performing Option Part B of this Statement of Work. This Panel will base its evaluation on all items delivered under this contract as specified in the Statement of Work and the Reporting Requirements included in the contract, and any other materials the contractor may submit to assist in the evaluation process. Additionally, other information, including but not limited to evidence of compliance with cGMP requirements, or documentation necessary for IND preparation, received from other Government sources (i.e., FDA, CDC, etc.) will also be considered by the Panel in its evaluation. This evaluation is scheduled to begin shortly after contract award, and will continue until the selection of a contractor to conduct Option Part B.

6. In accordance with FAR clause 52.249-6, Termination (Cost-Reimbursement), any contractor whose technical performance is evaluated by the independent Blue Ribbon Panel and determined not to have achieved progress towards the successful completion of the milestones listed in the Statement of Work is subject to the termination clauses included in this contract.

SECTION C - DESCRIPTION/SPECIFICATIONS/WORK STATEMENT

ARTICLE C.1. STATEMENT OF WORK

a. Independently and not as an agent of the Government, the Contractor shall furnish all the necessary services, qualified personnel, material, equipment, and facilities, not otherwise provided by the Government as needed to perform the Statement of Work, SECTION J, ATTACHMENT 1, dated 9/30/02, attached hereto and made a part of this contract.

ARTICLE C.2. REPORTING REQUIREMENTS

a.    Technical Reports

      In addition to those reports required by the other terms of this contract, the Contractor shall prepare and submit the following reports in the manner stated below and in accordance with ARTICLE F.2. DELIVERIES of this contract:

      (1)   Monthly Progress Report

                  On the first of each month, the Contractor shall submit three
                  (3) copies of a Monthly Technical Progress Report, comprising two (2) copies to the Project Officer and one (1) copy to the Contracting Officer. Such reports shall include the following specific information:

                  a. A cover page that lists the contract number and title, the period of performance being reported, the contractor's names and address, the author(s), and the date of submission;

                  b. SECTION I - An introduction covering the purpose and scope of the contract effort;

                  c. SECTION II - The report shall detail, document, and summarize the results of work done during the period covered. These reports shall be in sufficient detail to explain comprehensively the results achieved. The description shall include pertinent data and/or graphs in sufficient detail to explain any significant results achieved and preliminary conclusions resulting from analysis and scientific evaluation of data accumulated to date under the project. Also to be included in the report is a summary of work proposed for the next reporting period. Specific requirements are set forth in the Work Statement. A one-page summary of each ongoing and completed protocol shall be submitted at this time. A monthly report will not be required for the period when the final report is due. Preprints and reprints of papers and abstracts shall be submitted with the Annual Report.

                  d. SECTION III - Substantive performance; a description of current technical or substantive performance and any problems encountered and/or which may exist along with proposed corrective action. An explanation of any difference between planned progress and actual progress,

                                                       Contract No. N01-AI-25494

                        why the differences have occurred, and if behind planned progress what corrective steps are planned.

      (2)   Annual Technical Progress Report for Clinical Research Study
            Populations

            The Contractor shall submit information about the inclusion of women and members of minority groups and their subpopulations for each study being performed under this contract. The contractor shall submit this information in the format indicated in the attachment entitled, "Inclusion Enrollment Report," which is set forth in Section J of this contract. The contractor also shall use this format, modified to indicate that it is a final report, for reporting purposes in the final report. The contractor shall submit the report in accordance with ARTICLE F.1. DELIVERIES of this contract. In addition, the NIH Policy and Guidelines on the Inclusion of Women and Minorities as Subjects in Clinical Research, Amended, October, 2001 applies.

            If this contract is for Phase III clinical trials, see II.B of these guidelines. The Guidelines may be found at the following website:

                  http://grants.nih.gov/grants/funding/women_min/guidelines_
                       amended_10_2001.htm

            Include a description of the plans to conduct analyses, as appropriate, by sex/gender and/or racial/ethnic groups in the clinical trial protocol as approved by the IRB, and provide a description of the progress in the conduct of these analyses, as appropriate, in the annual progress report and the final report. If the analysis reveals no subset differences, a brief statement to that effect, indicating the subsets analyzed, will suffice. The Government strongly encourages inclusion of the results of subset analysis in all publication submissions. In the final report, the contractor shall include all final analyses of the data on sex/gender and race/ethnicity.

      (3)   Final Report

            By the expiration date of the contract, the Contractor shall submit four (4) copies of a comprehensive Final Report, as above, comprising three (3) copies to the Project Officer and one (1) copy to the Contracting Officer. This final report shall detail, document and summarize the results of the entire contract work for the period covered. This report shall be in sufficient detail to explain comprehensively the results achieved. Specific requirements are set forth in the Work Statement. Preprints and reprints not submitted previously shall be submitted. The Final Report shall be submitted in accordance with ARTICLE F.1 DELIVERIES of this contract.

      (4)   Summary of Salient Results

            With the annual/final reports the Contractor shall submit a summary (not to exceed 200 words) of salient results achieved during the performance of the contract.

b.    Other Reports/Deliverables

      (1)   All milestones indicated in the Statement of Work.

ARTICLE C.3. INVENTION REPORTING REQUIREMENT

All reports and documentation required by FAR CLAUSE 52.227-11 including, but not limited to, the invention disclosure report, the confirmatory license, and the government support certification, shall be directed to the Extramural Inventions and Technology Resources Branch, OPERA, NIH, 6705 Rockledge Drive, Room 1040-A, MSC 7980, Bethesda, Maryland 20892-7980 (Telephone: 301-435-1986).
In addition, one copy of the annual utilization report, and a copy of the final invention statement, shall be submitted to the Contracting Officer at the address listed below. The final invention statement (see FAR 27.303(a)(2)(ii)) shall be submitted within 90 days after contract expiration to the following address:

SECTION D - PACKAGING, MARKING AND SHIPPING

All deliverables required under this contract shall be packaged, marked and shipped in accordance with Government specifications. At a minimum, all deliverables shall be marked with the contract number and contractor name. The

                                                       Contract No. N01-AI-25494

Contractor shall guarantee that all required materials shall be delivered in immediate usable and acceptable condition.

SECTION E - INSPECTION AND ACCEPTANCE

a. The Contracting Officer or the duly authorized representative will perform inspection and acceptance of materials and services to be provided.

b. For the purpose of this SECTION, the Project Officer is the authorized representative of the Contracting Officer.

c. Inspection and acceptance will be performed at: 6700-B Rockledge Drive, Room 2230, MSC 7612, Bethesda, MD 20892-7612. (For express mail, please use Bethesda, MD 20817.)

      Acceptance may be presumed unless otherwise indicated in writing by the Contracting Officer or the duly authorized representative within 30 days of receipt.

d. This contract incorporates the following clause by reference, with the same force and effect as if it were given in full text. Upon request, the Contracting Officer will make its full text available.

      FAR Clause No. 52.246-5, INSPECTION OF SERVICES-COST REIMBURSEMENT (APRIL
      1984).

      FAR Clause No 52.246-8, INSPECTION OF RESEARCH AND DEVELOPMENT - COST REIMBURSEMENT (MAY 2001).

SECTION F - DELIVERIES OR PERFORMANCE

ARTICLE F.1. PERIOD OF PERFORMANCE

a. The period of performance of this contract shall be from September 30, 2002 through December 31, 2003.

b. If the Government exercises its option pursuant to Article H.11. of this contract, the period of performance will be increased as listed below:

                     Option Part B        1/1/2004 - 12/31/2004

ARTICLE F.2. DELIVERIES

Satisfactory performance of the final contract shall be deemed to occur upon performance of the work described in Article C.1. and upon delivery and acceptance by the Contracting Officer, or the duly authorized representative, of the following items in accordance with the stated delivery schedule:

a. The items specified below as described in SECTION C, ARTICLE C.2. will be required to be delivered F.O.B. Destination as set forth in FAR 52.247-35, F.O.B. DESTINATION, WITHIN CONSIGNEES PREMISES (APRIL 1984), and in accordance with and by the dates specified below:

              Item          Description                              Quantity      Delivery Schedule
              (a)           Monthly Progress Report                  3             The 1st day of each month

              (b)           Annual Technical Progress Report         2             on or before every Sept. 30 beginning in 2003
                            for Clinical Research Study Populations

              (c)           Final Report                             4             Contract end date

              (d)           Summary of Salient Results               4             Contract end date

                                                       Contract No. N01-AI-25494

b.    The above items shall be addressed and delivered to:

              Addressee                   Deliverable Item No.         Quantity

              Project Officer                     (a)                      2
              (see Article G.1.)                  (b)                      1
                                                  (c), (d)                 3

              Contracting Officer                 (a), (b), (c), (d)       1
              6700-B Rockledge Drive
              Room 2230, MSC 7612
              Bethesda, MD 20892-7612
              For express mail, please use Bethesda, MD 20817

ARTICLE F.3. CLAUSES INCORPORATED BY REFERENCE, FAR 52.252-2 (FEBRUARY 1998)

This contract incorporates the following clause by reference, with the same force and effect as if it were given in full text. Upon request, the Contracting Officer will make its full text available. Also, the full text of a clause may be accessed electronically at this address: http://www.arnet.gov/far/.

FEDERAL ACQUISITION REGULATION (48 CFR CHAPTER 1) CLAUSE:

      52.242-15, Stop Work Order (AUGUST 1989) with ALTERNATE I (APRIL 1984).

SECTION G - CONTRACT ADMINISTRATION DATA

ARTICLE G.1. PROJECT OFFICER

The following Project Officer will represent the Government for the purpose of this contract:

                     Ed Nuzum DVM, PhD
                     Office of Biodefense Research Affairs (OBRA)
                     DMID/NIAID/NIH
                     6700-B Rockledge Drive
                     Room 3130, MSC 7630
                     Bethesda, MD 20892-7630
                     enuzum@niaid.nih.gov

The Project Officer is responsible for: (1) monitoring the Contractor's technical progress, including the surveillance and assessment of performance and recommending to the Contracting Officer changes in requirements; (2) interpreting the Statement of Work and any other technical performance requirements; (3) performing technical evaluation as required; (4) performing technical inspections and acceptances required by this contract; and (5) assisting in the resolution of technical problems encountered during performance.

The Contracting Officer is the only person with authority to act as agent of the Government under this contract. Only the Contracting Officer has authority to:
(1) direct or negotiate any changes in the Statement of Work; (2) modify or extend the period of performance; (3) change the delivery schedule; (4) authorize reimbursement to the Contractor any costs incurred during the performance of this contract; or (5) otherwise change any terms and conditions of this contract.

The Government may unilaterally change its Project Officer designation.

                                                       Contract No. N01-AI-25494

ARTICLE G.2.  KEY PERSONNEL

Pursuant to the Key Personnel clause incorporated in this contract, the following individual is considered to be essential to the work being performed hereunder:

                           Name                        Title
                      Marc Gurwith, MD         Principal Investigator

ARTICLE G.3. INVOICE SUBMISSION/CONTRACT FINANCING REQUEST AND CONTRACT FINANCIAL REPORT

a. Invoice/Financing Request Instructions and Contract Financial Reporting for NIH Cost-Reimbursement Type Contracts NIH(RC)-4 are attached and made part of this contract. The instructions and the following directions for the submission of invoices/financing request must be followed to meet the requirements of a "proper" payment request pursuant to FAR 32.9.

      These instructions also provide for the submission of financial and personnel reporting required by HHSAR 342.7002.

      (1)   Invoices/financing requests shall be submitted as follows:

            An original and two copies to the following designated billing office:

                     Contracting Officer
                     Contract Management Branch, NIAID, NIH
                     6700-B Rockledge Drive
                     Room 2230, MSC 7612
                     Bethesda, MD 20892-7612
                     For express mail, please use Bethesda, MD 20817

      (2) Inquiries regarding payment of invoices should be directed to the designated billing office, (301) 496-0194.

b. The Contractor shall include the following certification on every invoice for reimbursable costs incurred with Fiscal Year funds subject to the salary rate limitation provisions as specified in ARTICLE H.12. of this contract. For billing purposes, certified invoices are required for the billing period during which the applicable Fiscal Year funds were initially charged through the final billing period utilizing the applicable Fiscal Year funds:

            "I hereby certify that the salaries charged in this invoice are in compliance with P.L. [cite the applicable Public Law Number for the applicable Fiscal Year as stated in ARTICLE H.12.] and ARTICLE H.12. of the above referenced contract."

ARTICLE G.4. INDIRECT COST RATES

In accordance with Federal Acquisition Regulation (FAR) (48 CFR Chapter 1) Clause 52.216-7 (d)(2), Allowable Cost and Payment incorporated by reference in this contract in Part II, Section I, the cognizant Contracting Officer representative responsible for negotiating provisional and/or final indirect cost rates is identified as follows:

                     Director, Division of Financial Advisory Services Office of Acquisition Management and Policy
                     National Institutes of Health
                     6100 Building, Room 6B05
                     6100 EXECUTIVE BLVD MSC-7540
                     BETHESDA MD 20892-7540

These rates are hereby incorporated without further action of the Contracting Officer.

                                                       Contract No. N01-AI-25494

ARTICLE G.5.  GOVERNMENT PROPERTY

a. In addition to the requirements of the clause, GOVERNMENT PROPERTY, incorporated in SECTION I of this contract, the Contractor shall comply with the provisions of DHHS Publication, Contractor's Guide for Control of Government Property, 1990, which is incorporated into this contract by reference. Among other issues, this publication provides a summary of the Contractor's responsibilities regarding purchasing authorizations and inventory and reporting requirements under the contract. A copy of this publication is available upon request to the Contracts Property Administrator.

      Requests for information regarding property under this contract should be directed to the following office:

                     Division of Personal Property Services, NIH
                     6011Building, Suite 637
                     6011 EXECUTIVE BLVE MSC 7670
                     BETHESDA MD 20852-7670
                     (301) 496-6466

b. Notwithstanding the provisions outlined in the DHHS Publication, Contractor's Guide for Control of Government Property, 1990 which is incorporated in this contract in paragraph a. above, the contractor shall use the form entitled, "Report of Government Owned, Contractor Held Property" for performing annual inventories required under this contract. This form is included as an attachment in SECTION J of this contract.

c.    Contractor-Acquired Government Property - Schedule I-A

      Pursuant to the clause, GOVERNMENT PROPERTY, incorporated in this contract, the Contractor will be authorized to acquire the property listed in the attached Schedule I-A for use in direct performance of the contract, following receipt of the Contracting Officer's written approval, based on contractor-furnished prices and evidence of competition. In accordance with the clause, GOVERNMENT PROPERTY, ALTERNATE I, title to equipment having an acquisition cost of less than $5,000 shall vest in the Contractor, and title to equipment having an acquisition of $5,000 or more purchased with funds made available under the contract shall vest in the Contractor subject to the provisions of the clause, GOVERNMENT PROPERTY; provided that the Government may direct transfer of the title to the Government or to a third party within twelve months after completion or termination of the contract. The transfer of title to such equipment to the Government or to a third party shall not be the basis for any claim against the Government by the Contractor.

ARTICLE G.6. POST AWARD EVALUATION OF CONTRACTOR PERFORMANCE

a.    Contractor Performance Evaluations

      Interim and final evaluations of contractor performance will be prepared on this contract in accordance with FAR 42.15. The final performance evaluation will be prepared at the time of completion of work. In addition to the final evaluation, an interim evaluation will be prepared during the performance of the contract.

      Interim and final evaluations will be provided to the Contractor as soon as practicable after completion of the evaluation. The Contractor will be permitted thirty days to review the document and to submit additional information or a rebutting statement. If agreement cannot be reached between the parties, the matter will be referred to an individual one level above the Contracting Officer, whose decision will be final.

      Copies of the evaluations, contractor responses, and review comments, if any, will be retained as part of the contract file, and may be used to support future award decisions.

b.    Electronic Access to Contractor Performance Evaluations

      Contractors that have Internet capability may access evaluations through a secure Web site for review and comment by completing the registration form that can be obtained at the following address:

                                                       Contract No. N01-AI-25494

                      http://ocm.od.nih.gov/cdmp/cps_contractor.htm

      The registration process requires the contractor to identify an individual that will serve as a primary contact and who will be authorized access to the evaluation for review and comment. In addition, the contractor will be required to identify an alternate contact who will be responsible for notifying the cognizant contracting official in the event the primary contact is unavailable to process the evaluation within the required 30-day time frame.

SECTION H - SPECIAL CONTRACT REQUIREMENTS

ARTICLE H.1. REIMBURSEMENT OF COSTS FOR INDEPENDENT RESEARCH AND DEVELOPMENT PROJECTS

The primary purpose of the Public Health Service (PHS) is to support and advance independent research within the scientific community. This support is provided in the form of contracts and grants totaling approximately 7 billion dollars annually. PHS has established effective, time tested and well recognized procedures for stimulating and supporting this independent research by selecting from multitudes of applications those research projects most worthy of support within the constraints of its appropriations. The reimbursement through the indirect cost mechanism of independent research and development costs not incidental to product improvement would circumvent this competitive process.

To ensure that all research and development projects receive similar and equal consideration, all organizations may compete for direct funding of independent research and development projects they consider worthy of support by submitting those projects to the appropriate Public Health Service grant office for review. Since these projects may be submitted for direct funding, the Contractor agrees that no costs for any independent research and development project, including all applicable indirect costs, will be claimed under this contract.

ARTICLE H.2. HUMAN SUBJECTS

Research involving human subjects shall not be conducted under this contract until the protocol developed in Phase I has been approved by the Government, written notice of such approval has been provided by the Contracting Officer, and the Contractor has provided to the Contracting Officer a properly completed Optional Form 310 certifying IRB review and approval of the protocol. The human subject certification can be met by submission of the Contractor's self designated form, provided that it contains the information required by the Optional Form 310.

ARTICLE H.3. REQUIRED EDUCATION IN THE PROTECTION OF HUMAN RESEARCH PARTICIPANTS

NIH policy requires education on the protection of human subject participants for all investigators receiving NIH contract awards for research involving human subjects. For a complete description of the NIH Policy announcement on required education in the protection of human subject participants, the contractor should access the NIH Guide for Grants and Contracts Announcement dated June 5, 2000 at the following website: http://grants.nih.gov/grants/guide/notice-files/ NOT-OD-00-039.html. The information below is a summary of the NIH Policy
Announcement:

The contractor shall maintain the following information: (1) a list of the names and titles of the principal investigator and any other individuals working under the contract who are responsible for the design and/or conduct of the research;
(2) the title of the education program(s) in the protection of human subjects that has been coompleted for each named personnel and; (3) a one sentence description of the educational program(s) listed in (2) above. This requirement extends to investigators and all individuals responsible for the design and/or conduct of the research who are working as subcontractors or consultants under the contract.

Prior to any substitution of the Principal Investigator or any other individuals responsible for the design and/or conduct of the research under the contract, the contractor shall provide the following written information to the Contracting Officer: the title of the education program and a one sentence description of the program that has been completed by the replacement.

ARTICLE H.4. DATA AND SAFETY MONITORING IN CLINICAL TRIALS

The contractor is directed to the full text of the NIH Policy regarding Data and Safety Monitoring and Reporting of Adverse Events, which may be found at the following web sites:

                                                       Contract No. N01-AI-25494

           http://grants.nih.gov/grants/guide/notice-files/not98-084.html
           http://grants.nih.gov/grants/guide/notice-files/not99-107.html
           http://grants.nih.gov/grants/guide/notice-files/NOT-OD-00-038.html

The contractor must comply with the NIH Policy cited in these NIH Announcements and any other data and safety monitoring requirements found elsewhere in this contract.

Data and Safety Monitoring shall be performed in accordance with the approved Data and Safety Monitoring Plan.

The Data and Safety Monitoring Plan shall be established and approved prior to beginning the conduct of the clinical trial.

ARTICLE H.5. HUMAN MATERIALS

The acquisition and supply of all human specimen material (including fetal material) used under this contract shall be obtained by the Contractor in full compliance with applicable State and Local laws and the provisions of the Uniform Anatomical Gift Act in the United States, and no undue inducements, monetary or otherwise, will be offered to any person to influence their donation of human material.

ARTICLE H.6. CONTINUED BAN ON FUNDING OF HUMAN EMBRYO RESEARCH

a. Pursuant to Public Law(s) cited in paragraph b. , below, NIH is prohibited from using appropriated funds to support human embryo research. Contract funds may not be used for (1) the creation of a human embryo or embryos for research purposes; or (2) research in which a human embryo or embryos are destroyed, discarded, or knowingly subjected to risk of injury or death greater than that allowed for research on fetuses in utero under 45 CFR 46.208(a)(2) and Section 498(b) of the Public Health Service Act (42 U.S.C. 289g(b)). The term "human embryo or embryos" includes any organism, not protected as a human subject under 45 CFR 46 as of the date of the enactment of this Act, that is derived by fertilization, parthenogenesis, cloning, or any other means from one or more human gametes or human diploid cells.

      Additionally, in accordance with a March 4, 1997 Presidential Memorandum, Federal funds may not be used for cloning of human beings.

b.    Public Law and Section No.   Fiscal Year     Period Covered
      P.L. 107-116, Section 510    2002            10/1/01 - 9/30/02

ARTICLE H.7. NEEDLE EXCHANGE

a. Pursuant to Public Law(s) cited in paragraph b., below, contract funds shall not be used to carry out any program of distributing sterile needles or syringes for the hypodermic injection of any illegal drug.

b.    Public Law and Section No.   Fiscal Year     Period Covered
      P.L. 107-116, Section 505    2002            10/1/01 - 9/30/02

ARTICLE H.8. PRIVACY ACT

This procurement action requires the Contractor to do one or more of the following: design, develop, or operate a system of records on individuals to accomplish an agency function in accordance with the Privacy Act of 1974, Public Law 93-579, December 31, 1974 (5 USC 552a) and applicable agency regulations. Violation of the Act may involve the imposition of criminal penalties.

The Privacy Act System of Records applicable to this project is Number 09-25-0200. This document is incorporated into this contract as Attachment 4.

                                                       Contract No. N01-AI-25494

ARTICLE H.9. INTRODUCTION OF RODENTS AND RODENT PRODUCTS

No rodent or rodent product shall be delivered into the NIH, NIAID environment
(NIH) directly, or through collaborative research or holding facilities under contract to NIAID except by permit. Direct shipments to NIH from a commercial colony will be considered exempt. Non-exempt sources must be approved by permit issued through the National Center for Research Resources (NCRR). The permit must be obtained by the Contractor prior to the shipment to NIH of the rodents and/or rodent products. The Contractor must be sure that this permit exists and is current before transferring rodents or rodent products into the NIH, NIAID environment. Refusal or negligence to do so will be considered a material breach of contract and may be treated as any other such material breach. Applications for permits should be submitted not less than 30 days prior to shipping date to:
NIH Veterinary Resources Branch (VRP), National Center for Research Resources
(NCRR), Scientific Services Branch, Laboratory Sciences Section, Building 28A, Room 111, 28 LIBRARY DR MSC 5210, BETHESDA MD 20892-5210, (301)496-2527.

ARTICLE H.10. ANIMAL WELFARE ASSURANCE

The Contractor shall obtain, prior to the start of any work under this contract, an approved Animal Welfare Assurance from the Office of Extramural Research
(OER), Office of Laboratory Animal Welfare (OLAW), Office of the Director, NIH, as required by Section I-43-30 of the Public Health Service Policy on Humane Care and Use of Laboratory Animals. The Contractor shall maintain such assurance for the duration of this contract, and any subcontractors performing work under this contract involving the use of animals shall also obtain and maintain an approved Animal Welfare Assurance.

ARTICLE H.11. OPTION PROVISION

Unless the Government exercises its option pursuant to the Option Clause set forth in ARTICLE I.3., the contract will consist only of Part A of the Statement of Work as defined in Sections C and F of the contract. Pursuant to clause 52.217-9 set forth in ARTICLE I.3. of this contract, the Government may, by unilateral contract modification, require the Contractor to perform Part B of the Statement of Work as also defined in Sections C and F of the contract. If the Government exercises this option, notice must be given at least 60 days prior to the expiration date of this contract, and the estimated cost plus fixed fee of the contract will be increased as set forth in ARTICLE B.2.

ARTICLE H.12. SALARY RATE LIMITATION LEGISLATION PROVISIONS

a. Pursuant to Public Law(s) cited in paragraph b., below, no NIH Fiscal Year funds may be used to pay the direct salary of an individual through this contract at a rate in excess of applicable amount shown for the fiscal year covered. Direct salary is exclusive of fringe benefits, overhead, and general and administrative expenses (also referred to as "indirect cost" or "facilities and administrative (F&A) costs"). Direct salary has the same meaning as the term "institutional base salary." An individual's direct salary (or institutional base salary) is the annual compensation that the contractor pays for an individual's appointment whether that individual's time is spent on research, teaching, patient care or other activities. Direct salary (or institutional base salary) excludes any income that an individual may be permitted to earn outside of duties to the contractor. The per year salary rate limit also applies to individuals proposed under subcontracts. It does not apply to fees paid to consultants. If this is a multiple year contract, it may be subject to unilateral modifications by the Government if an individual's salary rate exceeds any salary rate ceiling established in future HHS appropriation acts.

b.    Public Law No.    Fiscal Year          Dollar Amount of Salary Limitation
      107-116           FY-02                Executive Level I*

c. Direct salaries which will be paid with FY-02 funds are limited to the Executive Level I rate which was in effect on the date(s) the expense was incurred.

*Effective 1/1/02, for contract expenditures using FY-02 funds, the Executive Level I rate is $166,700 and will remain at that level until such time as it is determined to raise the Executive Schedule annual rates. See the web site listed below for Executive Schedule rates of pay.

FY-02 EXECUTIVE LEVEL SALARIES: http://www .opm.gov/oca/02tables/ex.pdf

                                                       Contract No. N01-AI-25494

ARTICLE H.13. PUBLICATION AND PUBLICITY

The contractor shall acknowledge the support of the National Institutes of Health whenever publicizing the work under this contract in any media by including an acknowledgment substantially as follows:

      "This project has been funded in whole or in part with Federal funds from the National Institute of Allergy and Infectious Diseases, National Institutes of Health, under Contract No. N01-AI-25494."

ARTICLE H.14. PRESS RELEASES

a. Pursuant to Public Law(s) cited in paragraph b., below, the contractor shall clearly state, when issuing statements, press releases, requests for proposals, bid solicitations and other documents describing projects or programs funded in whole or in part with Federal money: (1) the percentage of the total costs of the program or project which will be financed with Federal money; (2) the dollar amount of Federal funds for the project or program; and (3) the percentage and dollar amount of the total costs of the project or program that will be financed by nongovernmental sources.

b.    Public Law and Section No.    Fiscal      Year Period Covered
      P.L. 107-116, Section 507     2002        10/1/01 - 9/30/02

ARTICLE H.15. REPORTING MATTERS INVOLVING FRAUD, WASTE AND ABUSE

Anyone who becomes aware of the existence or apparent existence of fraud, waste and abuse in NIH funded programs is encouraged to report such matters to the HHS Inspector General=s Office in writing or on the Inspector General=s Hotline. The toll free number is 1-800-HHS-TIPS (1-800-447-8477). All telephone calls will be handled confidentially. The e-mail address is Htips@os.dhhs.gov and the mailing address is:

                     Office of Inspector General
                     Department of Health and Human Services
                     TIPS HOTLINE
                     P.O. Box 23489
                     Washington, D.C.  20026

ARTICLE H.16. OBTAINING AND DISSEMINATING BIOMEDICAL RESEARCH RESOURCES

Unique research resources arising from NIH-funded research are to be shared with the scientific research community. NIH provides guidance, entitled, ASharing Biomedical Research Resources: Principles and Guidelines for Recipients of NIH Research Grants and Contracts,@ (Federal Register Notice, December 23, 1999 [64 FR 72090]), concerning the appropriate terms for disseminating and acquiring these research resources. This guidance, found at : http://ott.od.nih.gov/NewPages/64FR72090.pdf. is intended to help contractors ensure that the conditions they impose and accept on the transfer of research tools will facilitate further biomedical research, consistent with the requirements of the Bayh-Dole Act and NIH funding policy.

Note: For the purposes of this Article, the terms, "research tools," "research materials," and "research resources" are used interchangeably and have the same meaning.

ARTICLE H.17. PROHIBITION ON CONTRACTOR INVOLVEMENT WITH TERRORIST ACTIVITIES

The Offeror/Contractor acknowledges that U. S. Executive Orders and Laws, including but not limited to E.O. 13224 and P.L. 107-56, prohibit transactions with, and the provision of resources and support to, individuals and organizations associated with terrorism. It is the legal responsibility of the contractor to ensure compliance with these Executive Orders and Laws. This clause must be included in all subcontracts issued under this contract.

                                                       Contract No. N01-AI-25494

                           PART II - CONTRACT CLAUSES

SECTION I - CONTRACT CLAUSES

ARTICLE I.1. GENERAL CLAUSES FOR A COST-REIMBURSEMENT RESEARCH AND DEVELOPMENT CONTRACT - FAR 52.252-2, CLAUSES INCORPORATED BY REFERENCE (FEBRUARY 1998)

This contract incorporates the following clauses by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available. Also, the full text of a clause may be accessed electronically at this address:
http://www.arnet.gov/far/.

a.    FEDERAL ACQUISITION REGULATION (FAR) (48 CFR CHAPTER 1) CLAUSES:

   FAR
CLAUSE NO.       DATE      TITLE
----------       ----      -----

 52.202-1       Dec 2001   Definitions

 52.203-3       Apr 1984   Gratuities (Over $100,000)

 52.203-5       Apr 1984   Covenant Against Contingent Fees (Over $100,000)

 52.203-6       Jul 1995   Restrictions on Subcontractor Sales to the Government
                           (Over $100,000)

 52.203-7       Jul 1995   Anti-Kickback Procedures(Over $100,000)

 52.203-8       Jan 1997   Cancellation, Rescission, and Recovery of Funds for
                           Illegal or Improper Activity (Over $100,000)

 52.203-10      Jan 1997   Price or Fee Adjustment for Illegal or Improper
                           Activity (Over $100,000)

 52.203-12      Jun 1997   Limitation on Payments to Influence Certain Federal
                           Transactions (Over $100,000)

 52.204-4       Aug 2000   Printed or Copied Double-Sided on Recycled Paper
                           (Over $100,000)

 52.209-6       Jul 1995   Protecting the Government's Interests When
                           Subcontracting With Contractors Debarred, Suspended, or Proposed for Debarment (Over $25,000)

 52.215-2       Jun 1999   Audit and Records - Negotiation (Over $100,000)

 52.215-8       Oct 1997   Order of Precedence - Uniform Contract Format

 52.215-10      Oct 1997   Price Reduction for Defective Cost or Pricing Data

 52.215-12      Oct 1997   Subcontractor Cost or Pricing Data (Over $500,000)

 52.215-14      Oct 1997   Integrity of Unit Prices (Over $100,000)

 52.215-15      Dec 1998   Pension Adjustments and Asset Reversions

 52.215-18      Oct 1997   Reversion or Adjustment of Plans for Post-Retirement
                           Benefits (PRB) other than Pensions

 52.215-19      Oct 1997   Notification of Ownership Changes

 52.215-21      Oct 1997   Requirements for Cost or Pricing Data or Information
                           Other Than Cost or Pricing Data - Modifications

 52.216-7       Feb 2002   Allowable Cost and Payment

                                                       Contract No. N01-AI-25494

 52.216-8       Mar 1997   Fixed Fee

 52.219-8       Oct 2000   Utilization of Small Business Concerns (Over
                           $100,000)

 52.219-9       Jan 2002   Small Business Subcontracting Plan (Over $500,000)

 52.219-16      Jan 1999   Liquidated Damages - Subcontracting Plan (Over
                           $500,000)

 52.222-2       Jul 1990   Payment for Overtime Premium (Over $100,000) (Note:
                           The dollar amount in paragraph (a) of this clause is $0 unless otherwise specified in the contract.)

 52.222-3       Aug 1996   Convict Labor

 52.222-26      Apr 2002   Equal Opportunity

 52.222-35      Dec 2001   Equal Opportunity for Special Disabled Veterans,
                           Veterans of the Vietnam Era, and Other Eligible
                           Veterans

 52.222-36      Jun 1998   Affirmative Action for Workers with Disabilities

 52.222-37      Dec 2001   Employment Reports on Special Disabled Veterans,
                           Veterans of the Vietnam Era, and Other Eligible
                           Veterans

 52.223-6       May 2001   Drug-Free Workplace

 52.223-14      Oct 2000   Toxic Chemical Release Reporting

 52.225-1       May 2002   Buy American Act - Supplies

 52.225-13      Jul 2000   Restrictions on Certain Foreign Purchases

 52.227-1       Jul 1995   Authorization and Consent, Alternate I (Apr 1984)

 52.227-2       Aug 1996   Notice and Assistance Regarding Patent and Copyright
                           Infringement (Over $100,000)

 52.227-11      Jun 1997   Patent Rights - Retention by the Contractor (Short
                           Form) (Note: In accordance with FAR 27.303(a)(2), paragraph (f) is modified to include the requirements in FAR 27.303(a)(2)(i) through (iv). The "52.227-14

 FAR 52.227-16  Jun 1987   Additional Data Requirements

 52.232-9       Apr 1984   Limitation on Withholding of Payments

 52.232-17      Jun 1996   Interest (Over $100,000)

 52.232-20      Apr 1984   Limitation of Cost

 52.232-23      Jan 1986   Assignment of Claims

 52.232-25      Feb 2002   Prompt Payment

 52.232-34      May 1999   Payment by Electronic Funds TransferOther Than
                           Central Contractor Registration

 52.233-1       Jul 2002   Disputes

 52.233-3       Aug 1996   Protest After Award, Alternate I (Jun 1985)

                                                       Contract No. N01-AI-25494

 52.242-1       Apr 1984   Notice of Intent to Disallow Costs

 52.242-3       May 2001   Penalties for Unallowable Costs (Over $500,000)

 52.242-4       Jan 1997   Certification of Final Indirect Costs

 52.242-13      Jul 1995   Bankruptcy (Over $100,000)

 52.243-2       Aug 1987   Changes - Cost Reimbursement, Alternate V (Apr 1984)

 52.244-2       Aug 1998   Subcontracts, Alternate II (Aug 1998) *If written
                           consent to subcontract is required, the identified subcontracts are listed in ARTICLE B, Advance
                           Understandings.

 52.244-5       Dec 1996   Competition in Subcontracting (Over $100,000)

 52.245-5       Jan 1986   Government Property (Cost-Reimbursement, Time and
                           Material, or Labor-Hour Contract)

 52.246-23      Feb 1997   Limitation of Liability (Over $100,000)

 52.249-6       Sep 1996   Termination (Cost-Reimbursement)

 52.249-14      Apr 1984   Excusable Delays

 52.253-1       Jan 1991   Computer Generated Forms

b. DEPARTMENT OF HEALTH AND HUMAN SERVICES ACQUISITION REGULATION (HHSAR) (48 CFR CHAPTER 3) CLAUSES:

   HHSAR
 CLAUSE NO.         DATE     TITLE
 ----------         ----     -----

 352.202-1        Jan 2001   Definitions - with Alternate paragraph (h)
                             (Jan 2001)

 352.216-72       Oct 1990   Additional Cost Principles

 352.228-7        Dec 1991   Insurance - Liability to Third Persons

 352.232-9        Apr 1984   Withholding of Contract Payments

 352.233-70       Apr 1984   Litigation and Claims

 352.242-71       Apr 1984   Final Decisions on Audit Findings

 352.270-5        Apr 1984   Key Personnel

 352.270-6        Jul 1991   Publications and Publicity

 352.270-7        Jan 2001   Paperwork Reduction Act

[End of GENERAL CLAUSES FOR A COST-REIMBURSEMENT RESEARCH AND DEVELOPMENT CONTRACT - Rev. 7/2002].

ARTICLE I.2  AUTHORIZED SUBSTITUTION OF CLAUSES

ARTICLE I.1. of this SECTION is hereby modified as follows:

ALTERNATE IV (OCTOBER 1997) of FAR Clause 52.215-21, REQUIREMENTS FOR COST OR PRICING DATA OR INFORMATION OTHER THAN COST OR PRICING DATA--MODIFICATIONS (OCTOBER 1997) is added.

                                                       Contract No. N01-AI-25494

FAR Clause 52.232-20, LIMITATION OF COST, is deleted in its entirety and FAR Clause 52.232-22, LIMITATION OF FUNDS (APRIL 1984) is substituted therefore.
Note: When this contract is fully funded, FAR Clause 52.232-22, LIMITATION OF FUNDS will no longer apply and FAR Clause 52.232-20, LIMITATION OF COST will become applicable.

ARTICLE I.3. ADDITIONAL CONTRACT CLAUSES

This contract incorporates the following clauses by reference, with the same force and effect, as if they were given in full text. Upon request, the contracting officer will make their full text available.

a.    FEDERAL ACQUISITION REGULATION (FAR) (48 CFR CHAPTER 1) CLAUSES

FAR 52.215-17, Waiver of Facilities Capital Cost of Money (OCTOBER 1997).

FAR 52.217-9, Option to Extend the Term of the Contract (MARCH 2000).

            "(a) The Government may extend the term of this contract by written notice to the Contractor within 15 months; provided that the Government gives the Contractor a preliminary written notice of its intent to extend at least 60 days before the contract expires. The preliminary notice does not commit the Government to an extension.

            (c) The total duration of this contract, including the exercise of any options under this clause, shall not exceed 27 months."

FAR 52.219-4, Notice of Price Evaluation Preference for HUBZone Small Business Concerns (JANUARY 1999).

            "(c)  Waiver of evaluation preference.....

                  |_|   Offeror elects to waive the evaluation preference."

FAR 52.219-23, Notice of Price Evaluation Adjustment for Small Disadvantaged Business Concerns (MAY 2001).

            "(b) Evaluation adjustment. (1) The Contracting Officer will evaluate offers by adding a factor of 0 percent to the price of all offers.

FAR 52.224-1, Privacy Act Notification (APRIL 1984).

FAR 52.224-2, Privacy Act (APRIL 1984).

Alternate I (JUNE 1987), FAR 52.227-14, Rights in Data--General (JUNE 1987).

Alternate V (JUNE 1987), FAR 52.227-14, Rights in Data--General (JUNE 1987).

            Specific data items that are not subject to paragraph (j) include: none

FAR 52.242-3, Penalties for Unallowable Costs (OCTOBER 1995).

FAR 52.247-63, Preference for U.S. Flag Air Carriers (JANUARY 1997).

b. DEPARTMENT OF HEALTH AND HUMAN SERVICES ACQUISITION REGULATION (HHSAR) (48 CHAPTER 3) CLAUSES:

(1)   HHSAR 352.223-70, Safety and Health (JANUARY 2001).

(2)   HHSAR 352.224-70, Confidentiality of Information (APRIL 1984).

                                                       Contract No. N01-AI-25494

(3)   HHSAR 352.270-8, Protection of Human Subjects (JANUARY 2001).

            Note: The Office for Human Research Protections (OHRP), Office of the Secretary (OS), Department of Health and Human Services (DHHS) is the office responsible for oversight of the Protection of Human subjects and should replace Office for Protection from Research Risks (OPRR), National Institutes of Health (NIH) wherever it appears in this clause.

(4)   HHSARS 352.270-9, Care of Live Vertebrate Animals (JANUARY 2001).

c.    NATIONAL INSTITUTES OF HEALTH (NIH) RESEARCH CONTRACTING (RC) CLAUSES:

      The following clauses are attached and made a part of this contract:

      1. NIH (RC)-7, Procurement of Certain Equipment (APRIL 1984) (OMB Bulletin 81-16).

      2.    NIH (RC)-11, Research Patient Care Costs (4/1/84).

ARTICLE I.4. ADDITIONAL FAR CONTRACT CLAUSES INCLUDED IN FULL TEXT

This contract incorporates the following clauses in full text.

FEDERAL ACQUISITION REGULATION (FAR)(48 CFR CHAPTER 1) CLAUSES:

1.    FAR Clause 52.244-6, SUBCONTRACTS FOR COMMERCIAL ITEMS (MAY 2002)

      (a)   Definitions. As used in this clause--

            Commercial item, has the meaning contained in the clause at 52.202-1, Definitions.

            Subcontract, includes a transfer of commercial items between divisions, subsidiaries, or affiliates of the Contractor or subcontractor at any tier.

      (b) To the maximum extent practicable, the Contractor shall incorporate, and require its subcontractors at all tiers to incorporate, commercial items or nondevelopmental items as components of items to be supplied under this contract.

      (c)   (1)   The Contractor shall insert the following clauses in
                  subcontracts for commercial items:

                  (i)   52.219-8, Utilization of Small Business Concerns (OCT
                        2000) (15 U.S.C. 637(d)(2) and (3)), in all subcontracts that offer further subcontracting opportunities. If the subcontract (except subcontracts to small business concerns) exceeds $500,000 ($1,000,000 for construction of any public facility), the subcontractor must include 52.219-8 in lower tier subcontracts that offer subcontracting opportunities.

                  (ii)  52.222-26, Equal Opportunity (APR 2002) (E.O. 11246).

                  (iii) 52.222-35, Equal Opportunity for Special Disabled
                        Veterans, Veterans of the Vietnam Era, and Other Eligible Veterans (DEC 2001) (38 U.S.C. 4212(a)).

                  (iv) 52.222-36, Affirmative Action for Workers with Disabilities (JUN 1998) (29 U.S.C. 793).

                  (v) 52.247-64, Preference for Privately Owned U.S.-Flag Commercial Vessels (JUN 2000) (46 U.S.C. Appx 1241) (flowdown not required for subcontracts awarded beginning May 1, 1996).

            (2) While not required, the Contractor may flow down to subcontracts for commercial items a minimal number of additional clauses necessary to satisfy its contractual obligations.

      (d) The Contractor shall include the terms of this clause, including this paragraph (d), in subcontracts awarded under this contract.

                                                       Contract No. N01-AI-25494

                                    PART III

SECTION J - LIST OF ATTACHMENTS

The following documents are attached and incorporated in this contract:

Statement of Work, dated 9/30/02, 2 pages.

Invoice/Financing Request and Contract Financial Reporting Instructions for NIH Cost-Reimbursement Type Contracts, NIH(RC)-4, (5/97), 5 pages.

Inclusion Enrollment Report, 5/01 (Modified OAMP: 10/01), 1 page.

Privacy Act System of Records, Number 09-25-0200, 6 pages

5. Procurement of Certain Equipment, NIH (RC)-7, 4/1/84, 1 page

6. Research Patient Care Costs, NIH (RC)-11, 4/1/84, 1 page

7. Government Property - Schedule I-A, dated 9/30/02, 1 page.

8. Report of Government Owned, Contractor Held Property, 1 page.

                                                       Contract No. N01-AI-25494

                                     PART IV

SECTION K - REPRESENTATIONS AND CERTIFICATIONS

The following documents are incorporated by reference in this contract:

1. Representations and Certifications, dated 08/27/02.

2. Human Subjects Assurance Identification Number FWA00001083.

3. Animal Welfare Assurance Number subcontractor Battelle A3034-01, expiration 09/30/05.

                               END of the SCHEDULE
                                   (CONTRACT)

                                                       Contract No. N01-AI-25494

                                STATEMENT OF WORK

Independently and not as an agent of the government, the Contractor shall furnish all the necessary services, qualified personnel, material, equipment, and facilities not otherwise provided by the Government as needed to perform the work described below. This procurement will be milestone-driven, with periodic assessment of progress by the NIAID program staff in consultation with the contractor.

Part A

      1. Using intellectual property to which the company has unencumbered access and technology known to be acceptable in the production of vaccines licensed for use in the U.S., develop a prototype recombinant Bacillus anthracis Protective Antigen (PA) vaccine that will protect against lethal challenge with B. anthracis spores in at least two appropriate animal models of inhalation anthrax as soon as possible after the administration of not more than 3 immunizing doses compatible with post-exposure immunization.

      2. Milestone 1: Within three months of award, produce a pilot lot of recombinant Bacillus anthracis protective antigen (rPA) vaccine under manufacturing conditions necessary to support the use of this product under IND and provide doses required for Phase 1 and Optional Phase 2 clinical trials.

      3. Milestone 2: Within six months of award of Part A, provide the NIH with 2,000 doses of vaccine filled and finished as single doses and all information and authorization necessary to enable the government to file an IND for Phase 1 clinical trials, excluding only that considered to be proprietary, which may be summarized for NIAID and submitted to the FDA in a separate master file.

      4. Milestone 3: Develop and submit for review and approval to NIAID, a clinical development plan for evaluation of the vaccine, including protocols for the conduct of Phase 1 and optional Phase 2 clinical trials. NIAID will oversee development of consensus, standardized Phase 1 and Phase 2 protocols with participation of successful awardees to facilitate comparison of serological and safety data to be derived from trials of the existing licensed anthrax vaccine, which are commencing in 2002.

            For clinical trials conducted by the company under their IND, the plan must provide information about the contract research organization (CRO) proposed to conduct the trials, including information about clinical personnel, laboratory procedures, proposed sites and timelines for their completion. The plan should describe the operational procedures the company will follow to assure adequate oversight of clinical trials, timely and accurate reporting of information to the FDA, structure and responsibilities of a data and safety monitoring board, as well as policies of how data will be processed, shared and published. The plan should specify how NIAID would be kept apprised of progress and communications with the FDA, including processes to assure NIAID may co-monitor or provide for independent audit of the clinical site.

            The Government, acting through the CDC, will conduct all serological assays from samples obtained in Phase 1 and Phase 2 trials using standardized assays that have been established at the CDC. The CDC will help establish validated assays in company laboratories by providing and initial supply of reagents, training and confirmation of samples assayed in company laboratories.

      5. Milestone 4: Upon approval of the Phase 1 Protocol, the contractor shall conduct Phase 1 Trials.

      6. Milestone 5: Within twelve months of award, provide a feasibility plan to manufacture, formulate, fill and finish, test, and deliver to the government up to 25 million doses of the candidate rPA vaccine suitable for storage in a stockpile for emergency use. The plan should include proposed steps to be taken to monitor the quality and replenish the stockpile as needed to maintain its ready availability for emergency use under IND.

            The feasibility plan should include: (a) details of the process to scale-up production, including data to support the approach, i.e. successful scale-up of similar product class or data from intermediate scales of production; (b) timeline for production and delivery of up to 25 million doses of product; (c) strategy that will be pursued to seek a

Statement of Work                                                   ATTACHMENT 1

(9/30/02)                                                                 Page 1

                                                       Contract No. N01-AI-25494

           US license for the product and to provide continued support for maintaining an active government-held IND; (d) estimates of cost/dose of up to 25 million doses delivered as single doses to the government for use, and (e) plan to monitor and replenish the stockpile as needed in consultation with the managers of the Government stockpile.

MEETINGS AND CONFERENCES

The Contractor shall participate in regular meetings to coordinate and direct the contract effort as directed by the Project Officer. Such meetings may include, but are not limited to, meetings of all contractors to discuss clinical protocol design; and meetings with individual contractors and other PHS officials to discuss the technical, regulatory and ethical aspects of the program.

OPTION Part B - Upon approval of the Phase 2 Protocol, the contractor shall conduct Phase 2 Trials.

Statement of Work                                                   ATTACHMENT 1

(9/30/02)                                                                 Page 2

                                                       Contract No. N01-AI-25494

           INVOICE/FINANCING REQUEST AND CONTRACT FINANCIAL REPORTING INSTRUCTIONS FOR NIH COST-REIMBURSEMENT CONTRACTS, NIH(RC)-4

General: The contractor shall submit claims for reimbursement in the manner and format described herein and as illustrated in the sample invoice/financing request.

Format: Standard Form 1034, "Public Voucher for Purchases and Services Other Than Personal," and Standard Form 1035, "Public Voucher for Purchases and Services Other Than Personal-- Continuation Sheet," or reproduced copies of such forms marked ORIGINAL should be used to submit claims for reimbursement. In lieu of SF-1034 and SF-1035, claims may be submitted on the payee's letter-head or self-designed form provided that it contains the information shown on the sample invoice/financing request.

Number of Copies: As indicated in the Invoice Submission Clause in the contract.

Frequency: Invoices/financing requests submitted in accordance with the Payment Clause shall be submitted monthly unless otherwise authorized by the contracting officer.

Cost Incurrence Period: Costs incurred must be within the contract performance period or covered by precontract cost provisions.

Billing of Costs Incurred: If billed costs include: (l) costs of a prior billing period, but not previously billed; or (2) costs incurred during the contract period and claimed after the contract period has expired, the amount and month(s) in which such costs were incurred shall be cited.

Contractor's Fiscal Year: Invoices/financing requests shall be prepared in such a manner that costs claimed can be identified with the contractor's fiscal year.

Currency: All NIH contracts are expressed in United States dollars. When payments are made in a currency other than United States dollars, billings on the contract shall be expressed, and payment by the United States Government shall be made, in that other currency at amounts coincident with actual costs incurred. Currency fluctuations may not be a basis of gain or loss to the contractor. Notwithstanding the above, the total of all invoices paid under this contract may not exceed the United States dollars authorized.

Costs Requiring Prior Approval: Costs requiring the contracting officer's approval, which are not set forth in an Advance Understanding in the contract shall be so identified and reference the Contracting Officer's Authorization
(COA) Number. In addition, any cost set forth in an Advance Understanding shall be shown as a separate line item on the request.

Invoice/Financing Request Identification: Each invoice/financing request shall be identified as either:

(a) Interim Invoice/Contract Financing Request C These are interim payment requests submitted during the contract performance period.

(b) Completion Invoice C The completion invoice is submitted promptly upon completion of the work; but no later than one year from the contract completion date, or within 120 days after settlement of the final indirect cost rates covering the year in which this contract is physically complete (whichever date is later). The completion invoice should be submitted when all costs have been assigned to the contract and all performance provisions have been completed.

(c) Final Invoice C A final invoice may be required after the amounts owed have been settled between the Government and the contractor (e.g., resolution of all suspensions and audit exceptions).

Preparation and Itemization of the Invoice/Financing Request: The contractor shall furnish the information set forth in the explanatory notes below. These notes are keyed to the entries on the sample invoice/financing request.

(a) Designated Billing Office Name and Address C Enter the designated billing office and address, identified in the Invoice Submission Clause of the contract, on all copies of the invoice/financing request.

NIH(RC)-4                                                           ATTACHMENT 2
Rev. 5/97                                                                 Page 1

                                                       Contract No. N01-AI-25494

(b) Invoice/Financing Request Number C Insert the appropriate serial number of the invoice/financing request.

(c) Date Invoice/Financing Request Prepared C Insert the date the invoice/financing request is prepared.

(d) Contract Number and Date C Insert the contract number and the effective date of the contract.

(e) Payee's Name and Address C Show the contractor's name (as it appears in the contract), correct address, and the title and phone number of the responsible official to whom payment is to be sent. When an approved assignment has been made by the contractor, or a different payee has been designated, then insert the name and address of the payee instead of the contractor.

(f) Total Estimated Cost of Contract C Insert the total estimated cost of the contract, exclusive of fixed-fee. For incrementally funded contracts, enter the amount currently obligated and available for payment.

(g) Total Fixed-Fee C Insert the total fixed-fee (where applicable). For incrementally funded contracts, enter the amount currently obligated and available for payment.

(h) Billing Period C Insert the beginning and ending dates (month, day, and year) of the period in which costs were incurred and for which reimbursement is claimed.

(i) Incurred Cost - Current C Insert the amount billed for the major cost elements, adjustments, and adjusted amounts for the current period.

(j) Incurred Cost - Cumulative C Insert the cumulative amounts billed for the major cost elements and adjusted amounts claimed during this contract.

(k) Direct Costs C Insert the major cost elements. For each element, consider the application of the paragraph entitled "Costs Requiring Prior Approval" on page 1 of these instructions.

      (l) Direct Labor C Include salaries and wages paid (or accrued) for direct performance of the contract. For Key Personnel, list each employee on a separate line. List other employees as one amount unless otherwise required by the contract.

      (2) Fringe Benefits C List any fringe benefits applicable to direct labor and billed as a direct cost. Fringe benefits included in indirect costs should not be identified here.

      (3) Accountable Personal Property C Include permanent research equipment and general purpose equipment having a unit acquisition cost of $1,000 or more and having an expected service life of more than two years, and sensitive property regardless of cost (see the DHHS Contractor's Guide for Control of Government Property). Show permanent research equipment separate from general purpose equipment. Prepare and attach Form HHS-565, "Report of Accountable Property," in accordance with the following instructions:

            List each item for which reimbursement is requested. A reference shall be made to the following (as applicable):

            - The item number for the specific piece of equipment listed in the Property Schedule.

            - The Contracting Officer's Authorization letter and number, if the equipment is not covered by the Property Schedule.

            - Be preceded by an asterisk (*) if the equipment is below the approval level.

NIH(RC)-4                                                           ATTACHMENT 2
Rev. 5/97                                                                 Page 2

                                                       Contract No. N01-AI-25494

      (4) Materials and Supplies C Include equipment with unit costs of less than $1,000 or an expected service life of two years or less, and consumable material and supplies regardless of amount.

      (5)   Premium Pay C List remuneration in excess of the basic hourly rate.

      (6) Consultant Fee C List fees paid to consultants. Identify consultant by name or category as set forth in the contract's Advance Understanding or in the COA letter, as well as the effort (i.e., number of hours, days, etc.) and rate being billed.

      (7) Travel C Include domestic and foreign travel. Foreign travel is travel outside of Canada, the United States and its territories and possessions. However, for an organization located outside Canada, the United States and its territories and possessions, foreign travel means travel outside that country. Foreign travel must be billed separately from domestic travel.

      (8)   Subcontract Costs C List subcontractor(s) by name and amount billed.

      (9) Other C List all other direct costs in total unless exceeding $1,000 in amount. If over $1,000, list cost elements and dollar amounts separately. If the contract contains restrictions on any cost element, that cost element must be listed separately.

(l) Cost of Money (COM) C Cite the COM factor and base in effect during the time the cost was incurred and for which reimbursement is claimed.

(m) Indirect Costs--Overhead C Identify the cost base, indirect cost rate, and amount billed for each indirect cost category.

(n) Fixed-Fee Earned C Cite the formula or method of computation for the fixed-fee (if any). The fixed-fee must be claimed as provided for by the contract.

(o) Total Amounts Claimed C Insert the total amounts claimed for the current and cumulative periods.

(p) Adjustments C Include amounts conceded by the contractor, outstanding suspensions, and/or disapprovals subject to appeal.

(q)   Grand Totals

The contracting officer may require the contractor to submit detailed support for costs claimed on one or more interim invoices/financing requests.

FINANCIAL REPORTING INSTRUCTIONS:

These instructions are keyed to the Columns on the sample invoice/financing request.

Column A--Expenditure Category - Enter the expenditure categories required by the contract.

Column B--Cumulative Percentage of Effort/Hrs.-Negotiated - Enter the percentage of effort or number of hours agreed to doing contract negotiations for each employee or labor category listed in Column A.

Column C--Cumulative Percentage of Effort/Hrs.-Actual - Enter the percentage of effort or number of hours worked by each employee or labor category listed in Column A.

Column D--Incurred Cost-Current - Enter the costs, which were incurred during the current period.

Column E--Incurred Cost-Cumulative - Enter the cumulative cost to date.


NIH(RC)-4                                                           ATTACHMENT 2
Rev. 5/97                                                                 Page 3

                                                       Contract No. N01-AI-25494

Column F--Cost at Completion - Enter data only when the contractor estimates that a particular expenditure category will vary from the amount negotiated. Realistic estimates are essential.

Column G-- Contract Amount - Enter the costs agreed to during contract negotiations for all expenditure categories listed in Column A.

Column H--Variance (Over or Under) - Show the difference between the estimated costs at completion (Column F) and negotiated costs (Column G) when entries have been made in Column F. This column need not be filled in when Column F is blank. When a line item varies by plus or minus 10 percent, i.e., the percentage arrived at by dividing Column F by Column G, an explanation of the variance should be submitted. In the case of an overrun (net negative variance), this submission shall not be deemed as notice under the Limitation of Cost (Funds) Clause of the contract.

Modifications: Any modification in the amount negotiated for an item since the preceding report should be listed in the appropriate cost category.

Expenditures Not Negotiated: An expenditure for an item for which no amount was negotiated (e.g., at the discretion of the contractor in performance of its contract) should be listed in the appropriate cost category and all columns filled in, except for G. Column H will of course show a 100 percent variance and will be explained along with those identified under H above.


NIH(RC)-4                                                           ATTACHMENT 2
Rev. 5/97                                                                 Page 4

                                                       Contract No. N01-AI-25494

         SAMPLE INVOICE/FINANCING REQUEST AND CONTRACT FINANCIAL REPORT

================================================================================
(a) Billing Office Name and Address     (b) Invoice/Financing Request
                                        No._____________________________________

    NATIONAL INSTITUTES OF HEALTH       (c) Date Invoice Prepared_______________
    National Institute of Allergy
    and Infectious Diseases
    Contract Management Branch          (d) Contract
    6700-B Rockledge Drive              No._____________________________________
    Room 2230, MSC 7612
    Bethesda, MD 20892-7612             Effective Date__________________________

(e) Payee's Name and Address            (f) Total Estimated Cost _______________
    ABC CORPORATION
    100 Main Street                     (g) Total Fixed Fee_____________________
    Anywhere, USA zip code

Attn: Name, Title, & Phone Number of
      Official to Whom Payment is Sent
================================================================================
(h) This invoice/financing request represents reimbursable costs for the period from _____ to____
================================================================================

                                                                                               Cost at   Contract
 Expenditure Category*       Cumulative Percentage of              Incurred Cost             Completion    Amount       Variance
           A                       Effort/Hrs.                                                    F           G             H
                          ------------------------------ ----------------------------------
                           Negotiated        Actual       (i) Current     (j) Cumulative
                                B              C               D                E
-----------------------------------------------------------------------------------------------------------------------------------
(k)   Direct Costs:
-----------------------------------------------------------------------------------------------------------------------------------
      (1)   Direct Labor
-----------------------------------------------------------------------------------------------------------------------------------
      (2)   Fringe Benefits
-----------------------------------------------------------------------------------------------------------------------------------
      (3)   Accountable Property (attach HHS-565)
-----------------------------------------------------------------------------------------------------------------------------------
      (4)   Materials & Supplies
-----------------------------------------------------------------------------------------------------------------------------------
      (5)   Premium Pay
-----------------------------------------------------------------------------------------------------------------------------------
      (6)   Consultant Fees
-----------------------------------------------------------------------------------------------------------------------------------
      (7)   Travel
-----------------------------------------------------------------------------------------------------------------------------------
      (8)   Subcontracts
-----------------------------------------------------------------------------------------------------------------------------------
      (9)   Other
-----------------------------------------------------------------------------------------------------------------------------------
Total Direct Costs
-----------------------------------------------------------------------------------------------------------------------------------
(l)   Cost of Money
-----------------------------------------------------------------------------------------------------------------------------------
(m)   Overhead
-----------------------------------------------------------------------------------------------------------------------------------
(n)   G&A
-----------------------------------------------------------------------------------------------------------------------------------
(o)   Fixed Fee
-----------------------------------------------------------------------------------------------------------------------------------
(p)   Total Amount Claimed
-----------------------------------------------------------------------------------------------------------------------------------
(q)   Adjustments
-----------------------------------------------------------------------------------------------------------------------------------
(r)   Grand Totals
-----------------------------------------------------------------------------------------------------------------------------------

I certify that all payments are for appropriate purposes and in accordance with the contract.

           ---------------------------              --------------------
           (Name of Official)                       (Title)

* Attach details as specified in the contract
================================================================================


NIH(RC)-4                                                           ATTACHMENT 2
Rev. 5/97                                                                 Page 5

                                                       Contract No. N01-AI-25494

                          INCLUSION ENROLLMENT REPORT
      This report format should NOT be used for data collection from study participants

--------------------------------------------------------------------------------
Study Title:
--------------------------------------------------------------------------------
Total Enrollment:                              Protocol Number:
--------------------------------------------------------------------------------
Contract Number:
================================================================================
PART A. TOTAL ENROLLMENT REPORT:   Number of Subjects Enrolled to Date
                                   (Cumulative) by Ethnicity and Race
--------------------------------------------------------------------------------
                                   Sex/Gender
                                   ---------------------------------------------
            Ethnic Category        Females   Males    Unknown or Not    Total
                                                         Reported
--------------------------------------------------------------------------------
Hispanic or Latino
--------------------------------------------------------------------------------
Not Hispanic or Latino
--------------------------------------------------------------------------------
Unknown (Individuals not reporting
        ethnicity)
================================================================================
Ethnic Category:  Total of All Subjects*
--------------------------------------------------------------------------------
                  Racial Categories
--------------------------------------------------------------------------------
American Indian/Alaska Native
--------------------------------------------------------------------------------
Asian
--------------------------------------------------------------------------------
Native Hawaiian or Other Pacific Islander
--------------------------------------------------------------------------------
Black or African American
--------------------------------------------------------------------------------
White
--------------------------------------------------------------------------------
More than one race
--------------------------------------------------------------------------------
Unknown or not reported
================================================================================
Racial Categories:  Total of All Subjects*
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PART B. HISPANIC ENROLLMENT REPORT:  Number of Hispanics or Latinos Enrolled
                                     to Date (Cumulative)
--------------------------------------------------------------------------------
                                                     Unknown or Not
            Racial Categories        Females  Males     Reported         Total
--------------------------------------------------------------------------------
American Indian or Alaska Native
--------------------------------------------------------------------------------
Asian
--------------------------------------------------------------------------------
Native Hawaiian or Other Pacific Islander
--------------------------------------------------------------------------------
Black or African American
--------------------------------------------------------------------------------
White
--------------------------------------------------------------------------------
More Than One Race
--------------------------------------------------------------------------------
Unknown or not reported
================================================================================
Racial Categories: Total of Hispanics
                   or Latinos**
================================================================================
* These totals must agree
** These totals must agree
--------------------------------------------------------------------------------

Inclusion Enrollment Report                                         ATTACHMENT 3
5/2001 (Modified OAMP: October, 2001)

                                                       Contract No. N01-AI-25494

                          PRIVACY ACT SYSTEM OF RECORDS

09-25-0200

SYSTEM NAME:

Clinical, Epidemiologic, and Biometric Studies of the National Institutes of Health (NIH), HHS/NIH/OD.

SECURITY CLASSIFICATION:

None.

SYSTEM LOCATION:

Records are located at NIH and Contractor research facilities which collect or provide research data for this system. Contractors may include, but are not limited to: Research centers, clinics, hospitals, universities, medical schools, research institutions/foundations, national associations, commercial organizations, collaborating State and Federal Government agencies, and coordinating centers. A current list of sites, including the address of any Federal Records Center where records from this system may be stored, is available by writing to the appropriate Coordinator listed under Notification Procedure.

CATEGORIES OF INDIVIDUALS COVERED BY THE SYSTEM:

Adults and/or children who are the subjects of clinical, epidemiologic, and biometric research studies of the NIH. Individuals with disease. Individuals who are representative of the general population or of special groups including, but not limited to: normal controls, normal volunteers, family members and relatives; providers of services (e.g., health care and social work); health care professionals and educators, and demographic sub-groups as applicable, such as age, sex, ethnicity, race, occupation, geographic location; and groups exposed to real and/or hypothesized risks (e.g., exposure to biohazardous microbial agents).

CATEGORIES OF RECORDS IN THE SYSTEM:

The system contains data about individuals as relevant to a particular research study. Examples include, but are not limited to: name, study identification number, address, relevant telephone numbers, social security number (voluntary), driver's license number, date of birth, weight, height, sex, race; medical, psychological and dental information, laboratory and diagnostic testing results; registries; social, economic and demographic data; health services utilization; insurance and hospital cost data, employers, conditions of the work environment, exposure to hazardous substances/compounds; information pertaining to stored biologic specimens (including blood, urine, tissue and genetic materials), characteristics and activities of health care providers and educators and trainers (including curricula vitae); and associated correspondence.

AUTHORITY FOR MAINTENANCE OF THE SYSTEM:

"Research and Investigation," "Appointment and Authority of the Directors of the National Research Institutes," "National Cancer Institute," "National Eye Institute," "National Heart, Lung and Blood Institute," "National Institute on Aging," "National Institute on Alcohol Abuse and Alcoholism," "National Institute on Allergy and Infectious Diseases," "National Institute of Arthritis and Musculoskeletal and Skin Diseases," "National Institute of Child Health and Human Development," "National Institute on Deafness and Other Communication Disorders," "National Institute of Dental and Craniofacial Research," "National Institute of Diabetes, and Digestive and Kidney Diseases," "National Institute of Drug Abuse," "National Institute of Environmental Health Sciences," "National Institute of Mental Health," "National Institute of Neurological Disorders and Stroke," and the "National Human Genome Research Institute" of the Public Health Service Act. (42 U.S.C. 241, 242, 248, 281, 282, 284, 285a, 285b, 285c, 285d,
285e, 285f, 285g, 285h, 285i, 285j, 285l, 285m, 285n, 285o, 285p, 285q, 287,
287b, 287c, 289a, 289c, and 44 U.S.C. 3101.)

Inclusion Enrollment Report                                         ATTACHMENT 3
5/2001 (Modified OAMP: October, 2001)

                                                       Contract No. N01-AI-25494

PURPOSE(S):

To document, track, monitor and evaluate NIH clinical, epidemiologic, and biometric research activities.

ROUTINE USES OF RECORDS MAINTAINED IN THE SYSTEM, INCLUDING CATEGORIES OF USERS AND THE PURPOSES OF SUCH USES:

            A record may be disclosed for a research purpose, when the
            Department: (A) has determined that the use or disclosure does not violate legal or policy limitations under which the record was provided, collected, or obtained; e.g., disclosure of alcohol or drug abuse patient records will be made only in accordance with the restrictions of confidentiality statutes and regulations 42 U.S.C. 241, 42 U.S.C. 290dd-2, 42 CFR Part 2, and where applicable, no disclosures will be made inconsistent with an authorization of confidentiality under 42 U.S.C. 241 and 42 CFR Part 2a; (B) has determined that the research purpose (1) cannot be reasonably accomplished unless the record is provided in individually identifiable form, and (2) warrants the risk to the privacy of the individual that additional exposure of the record might bring; (C) has required the recipient to (1) establish reasonable administrative, technical, and physical safeguards to prevent unauthorized use or disclosure of the record, (2) remove or destroy the information that identifies the individual at the earliest time at which removal or destruction can be accomplished consistent with the purpose of the research project, unless the recipient has presented adequate justification of a research or health nature for retaining such information, and (3) make no further use or disclosure of the record except (a) in emergency circumstances affecting the health or safety of any individual, (b) for use in another research project, under these same conditions, and with written authorization of the Department, (c) for disclosure to a properly identified person for the purpose of an audit related to the research project, if information that would enable research subjects to be identified is removed or destroyed at the earliest opportunity consistent with the purpose of the audit, or (d) when required by law; and (D) has secured a written statement attesting to the recipient's understanding of, and willingness to abide by, these provisions.

            Disclosure may be made to a Member of Congress or to a Congressional staff member in response to an inquiry of the Congressional office made at the written request of the constituent about whom the record is maintained.

            The Department of Health and Human Services (HHS) may disclose information from this system of records to the Department of Justice when: (a) The agency or any component thereof; or (b) any employee of the agency in his or her official capacity where the Department of Justice has agreed to represent the employee; or (c) the United States Government, is a party to litigation or has an interest in such litigation, and by careful review, the agency determines that the records are both relevant and necessary to the litigation and the use of such records by the Department of Justice is, therefore, deemed by the agency to be for a purpose that is compatible with the purpose for which the agency collected the records.

            Disclosure may be made to agency contractors, grantees, experts, consultants, collaborating researchers, or volunteers who have been engaged by the agency to assist in the performance of a service related to this system of records and who need to have access to the records in order to perform the activity. Recipients shall be required to comply with the requirements of the Privacy Act of 1974, as amended, pursuant to 5 U.S.C. 552a(m).

            Information from this system may be disclosed to Federal agencies, State agencies (including the Motor Vehicle Administration and State vital statistics offices, private agencies, and other third parties (such as current or prior employers, acquaintances, relatives), when necessary to obtain information on morbidity and mortality experiences and to locate individuals for follow-up studies. Social security numbers, date of birth and other identifiers may be disclosed: (1) to the National Center for Health Statistics to ascertain vital status through the National Death Index; (2) to the Health Care Financing Agency to ascertain morbidities; and (3) to the Social Security Administration to ascertain disabilities and/or location of participants. Social security numbers may also be given to other Federal agencies, and State and local agencies when necessary to locating individuals for participation in follow-up studies.

            Medical information may be disclosed in identifiable form to tumor registries for maintenance of health statistics, e.g., for use in epidemiologic studies.

      (a). PHS may inform the sexual and/or needle-sharing partner(s) of a subject individual who is infected with the human immunodeficiency virus (HIV) of their exposure to HIV, under the following circumstances: (1) The information has been obtained in the course of clinical activities at PHS facilities carried out by PHS personnel or contractors; (2) The PHS employee or contractor has made reasonable efforts to counsel and encourage the subject individual to provide the information to the individual's sexual or needle-sharing partner(s); (3) The PHS employee or contractor determines that the subject individual is unlikely to provide the information to the sexual or needle-sharing partner(s) or that the provision of such information cannot reasonably be verified; and (4) The notification of the partner(s) is made, whenever possible, by the subject individual's physician or by a professional counselor and shall follow standard counseling practices.

Privacy Act System of Records                                       ATTACHMENT 4
09-25-0200

                                                       Contract No. N01-AI-25494

            b.) PHS may disclose information to State or local public health departments, to assist in the notification of the subject individual's sexual and/or needle-sharing partner(s), or in the verification that the subject individual has notified such sexual or needle-sharing partner(s).

            Certain diseases and conditions, including infectious diseases, may be reported to appropriate representatives of State or Federal Government as required by State or Federal law.

            Disclosure may be made to authorized organizations which provide health services to subject individuals or provide third-party reimbursement or fiscal intermediary functions, for the purpose of planning for or providing such services, billing or collecting third-party reimbursements.

            The Secretary may disclose information to organizations deemed qualified to carry out quality assessment, medical audits or utilization reviews.

            Disclosure may be made for the purpose of reporting child, elder or spousal abuse or neglect or any other type of abuse or neglect as required by State or Federal law.

POLICIES AND PRACTICES FOR STORING, RETRIEVING, ACCESSING, RETAINING, AND DISPOSING OF RECORDS IN THE SYSTEM:

STORAGE:

Records may be stored on index cards, file folders, computer tapes and disks (including optical disks), photography media, microfiche, microfilm, and audio and video tapes. For certain studies, factual data with study code numbers are stored on computer tape or disk, while the key to personal identifiers is stored separately, without factual data, in paper/computer files.

RETRIEVABILITY:

During data collection stages and follow-up, retrieval is by personal identifier (e.g., name, social security number, medical record or study identification number, etc.). During the data analysis stage, data are normally retrieved by the variables of interest (e.g., diagnosis, age, occupation).

SAFEGUARDS:

            Authorized Users: Access to identifiers and to link files is strictly limited to the authorized personnel whose duties require such access. Procedures for determining authorized access to identified data are established as appropriate for each location. Personnel, including contractor personnel, who may be so authorized include those directly involved in data collection and in the design of research studies, e.g., interviewers and interviewer supervisors; project managers; and statisticians involved in designing sampling plans. Other one-time and special access by other employees is granted on a need-to-know basis as specifically authorized by the system manager. Researchers authorized to conduct research on biologic specimens will typically access the system through the use of encrypted identifiers sufficient to link individuals with records in such a manner that does not compromise confidentiality of the individual.

            Physical Safeguards: Records are either stored in locked rooms during off-duty hours, locked file cabinets, and/or secured computer facilities. For certain studies, personal identifiers and link files are separated and stored in locked files. Computer data access is limited through the use of key words known only to authorized personnel.

            Procedural Safeguards: Collection and maintenance of data is consistent with legislation and regulations in the protection of human subjects, informed consent, confidentiality, and confidentiality specific to drug and alcohol abuse patients where these apply. When anonymous data is provided to research scientists for analysis, study numbers which can be matched to personal identifiers will be eliminated, scrambled, or replaced by the agency or contractor with random numbers which cannot be matched. Contractors who maintain records in this system are instructed to make no further disclosure of the records. Privacy Act requirements are specifically included in contracts for survey and research activities related to this system. The OHS project directors, contract officers, and project officers oversee compliance with these requirements. Personnel having access are trained in Privacy Act requirements. Depending upon the sensitivity of the information in the record, additional safeguard measures may be employed.

            Implementation Guidelines: These practices are in compliance with the standards of Chapter 45-13 of the HHS General Administration Manual, "Safeguarding Records Contained in Systems of Records," supplementary Chapter PHS hf: 45-13, and the HHS Automated Information Systems Security Program Handbook.

Privacy Act System of Records                                       ATTACHMENT 4
09-25-0200

                                                       Contract No. N01-AI-25494

RETENTION AND DISPOSAL:

Records are retained and disposed of under the authority of the NIH Records Control Schedule contained in NIH Manual Chapter 1743, Appendix 1B "Keeping and Destroying Records" (HHS Records Management Manual, Appendix B-361), item 3000-G-3, which allows records to be kept as long as they are useful in scientific research. Collaborative Perinatal Project records are retained in accordance with item 3000-G-4, which does not allow records to be destroyed. Refer to the NIH Manual Chapter for specific conditions on disposal or retention instructions.

SYSTEM MANAGER(S) AND ADDRESS(ES):

See Appendix I for a listing of current system managers. This system is for use by all NIH Institutes and Centers. The following system notices have been subsumed under this umbrella system notice.

09-25-0001, Clinical Research: Patient Records, HHS/NIH/NHLBI

09-25-0010, Research Resources: Registry of Individuals Potentially Exposed to Microbial Agents, HHS/NIH/NCI

09-25-0015, Clinical Research: Collaborative Clinical Epilepsy Research, HHS/NIH/NINDS

09-25-0016, Clinical Research: Collaborative Perinatal Project, HHS/NIH/NINDS

09-25-0026, Clinical Research: Nervous System Studies, HHS/NIH/NINDS

09-25-0028, Clinical Research: Patient Medical Histories, HHS/NIH/NINDS and HHS/NIH/NIDCD

09-25-0031, Clinical Research: Serological and Virus Data in Studies Related to the Central Nervous System, HHS/NIH/NINDS

09-25-0037, Clinical Research: The Baltimore Longitudinal Study of Aging, HHS/NIH/NIA

09-25-0038, Clinical Research: Patient Data, HHS/NIH/NIDDK

09-25-0039, Clinical Research: Diabetes Mellitus Research Study of Southwestern American Indians, HHS/NIH/NIDDK

09-25-0040, Clinical Research: Southwestern American Indian Patient Data, HHS/NIH/NIDDK

09-25-0042, Clinical Research: National Institute of Dental and Craniofacial Research Patient Records, HHS/NIH/NIDCR

09-25-0044, Clinical Research: Sensory Testing Research Program, HHS/NIH/NIDCR

09-25-0046, Clinical Research: Catalog of Clinical Specimens from Patients, Volunteers and Laboratory Personnel, HHS/NIH/NIAID

09-25-0053, Clinical Research: Vision Studies, HHS/NIH/NEI

09-25-0057, Clinical Research: Burkitt'sLymphonma Registry, HHS/NIH/NCI

09-25-0060, Clinical Research: Division of Clinical Sciences Clinical Investigations, HHS/NIH/NCI

09-25-0067, Clinical Research: National Cancer Incidence Surveys, HHS/NIH/NCI

09-25-0069, NIH Clinical Center Admissions of the National Cancer Institute, HHS/NIH/NCI

09-25-0074, Clinical Research: Division of Cancer Biology and Diagnosis Patient Trials, HHS/NIH/NCI

09-25-0077, Biological Carcinogenesis Branch Human Specimen Program, HHS/NIH/NCI

09-25-0126, Clinical Research: National Heart, Lung, and Blood Institute Epidemiological and Biometric Studies, HHS/NIH/NHLBI

09-25-0128, Clinical Research: Neural Prosthesis and Biomedical Engineering Studies, HHS/NIH/NINDS

09-25-0129, Clinical Research: Clinical Research Studies Dealing with Hearing, Speech, Language and Chemosensory Disorders, HHS/NIH/NIDCD

09-25-0130, Clinical Research: Epidemiologic Studies in the Division of Cancer Epidemiology and Genetics

09-25-0134, Clinical Research: Epidemiology Studies, National Institute of Environmental Health Sciences, HHS/NIH/NIEHS

Privacy Act System of Records                                       ATTACHMENT 4
09-25-0200

                                                       Contract No. N01-AI-25494

09-25-0142, Clinical Research: Records of Subjects in Intramural Research, Epidemiology, Demography and Biometry Studies on Aging, HHS/NIH/NIA

09-25-0143, Biomedical Research: Records of Subjects in Clinical, Epidemiologic and Biometric Studies of the National Institute of Allergy and Infectious Diseases, HHS/NIH/NIAID

09-25-0145, Clinical Trials and Epidemiological Studies Dealing with Visual Disease and Disorders in the National Eye Institute, HHS/NIH/NEI

09-25-0148, Contracted and Contract-Related Research: Records of Subjects in Clinical, Epidemiological and Biomedical Studies of the National Institute of Neurological Disorders and Stroke and the National Institute on Deafness and Other Communication Disorders, HHS/NIH/NINDS and HHS/NIH/NIDCD

09-25-0152, Biomedical Research: Records of Subjects in National Institute of Dental and Craniofacial Research Contracted Epidemiological and Biometric Studies, HHS/NIH/NIDCR

09-25-0153, Biomedical Research: Records of Subjects in Biomedical and Behavioral Studies of Child Health and Human Development, HHS/NIH/NICHD

09-25-0154, Biomedical Research: Records of Subjects: 1) Cancer Studies of the Division of Cancer Prevention and Control, HHS/NIH/NCI; and 2) Women's Health Initiative (WHI) Studies, HHS/NIH/OD

09-25-0170, Diabetes Control and Complications Trial (DCCT) Data System, HHS/NIH/NIDDK

09-25-0172, Clinical Research: National Human Genome Research Institute, HHS/NIH/NHGRI

09-25-0201, Clinical Research: National Institute of Mental Health Patient Records, HHS/NIH/NIMH

09-25-0205, Alcohol, Drug Abuse, and Mental Health Epidemiologic and Biometric Research Data, HHS/NIH/NIAAA, HHS/NIH/NIDA and HHS/NIH/NIMH

09-25-0212, Clinical Research: Neuroscience Research Center Patient Medical Records, HHS/NIH/NIMH

NOTIFICATION PROCEDURE:

To determine if a record exists, write to the appropriate IC Privacy Act Coordinator listed below. In cases where the requester knows specifically which System manager to contact, he or she may contact the System manager directly (See Appendix I). Notification requests should include: individual's name; current address; date of birth; date, place and nature of participation in specific research study; name of individual or organization administering the research study (if known); name or description of the research study (if known); address at the time of participation; and in specific cases, a notarized statement (some highly sensitive systems require two witnesses attesting to the individual's identity). A requester must verify his or her identity by providing either a notarization of the request or by submitting a written certification that the is who he or she claims to be and understands that the knowing and willful request for acquisition of a record pertaining to an individual under false pretenses is a criminal offense under the Act, subject to a five thousand dollar fine.

Individuals will be granted direct access to their medical records unless the System manager determines that such access is likely to have an adverse effect (i.e., could cause harm) on the individual. In such cases when the System manager has determined that the nature of the record information requires medical interpretation, the subject of the record shall be requested to designate, in writing, a responsible representative who will be willing to review the record and inform the subject individual of its contents at the representative's discretion. The representative may be a physician, other health professional, or other responsible individual. In this case, the medical/dental record will be sent to the designated representative. Individuals will be informed in writing if the record is sent to the representative. This same procedure will apply in cases where a parent or guardian requests notification of, or access to, a child's or incompetent person's medical record. The parent or guardian must also verify (provide adequate documentation) their relationship to the child or incompetent person as well as his or her own identity to prove their relationship.

If the requester does not know which Institute or Center Privacy Act Coordinator to contact for notification purposes, he or she may contact directly the NIH Privacy Act Officer at the following address: NIH Privacy Act Officer, Office of Management Assessment, 6011 Executive Blvd., Room 601L, Rockville, MD 20852.

NIH Privacy Act Coordinators

Office of the Director, (OD), NIH, Associate Director for Disease Prevention, OD, NIH, Building 1, Room 260, 1 Center Drive, Bethesda, MD 20892

National Cancer Institute (NCI), Privacy Act Coordinator, NCI, NIH, Building 31, Room 10A34, 31 Center Drive, Bethesda, MD 20892

Privacy Act System of Records                                       ATTACHMENT 4
09-25-0200

                                                       Contract No. N01-AI-25494

National Eye Institute (NEI), Privacy Act Coordinator, NEI, NIH, Building 31, Room 6A32, 31 Center Drive, MSC 2510, Bethesda, MD 20892-2510

National Heart, Lung and Blood Institute (NHLBI), Privacy Act Coordinator, NHLBI, NIH, Building 31, Room 5A08, 31 Center Drive, Bethesda, MD 20892

National Institute on Aging (NIA), Privacy Act Coordinator, NIA, NIH, Building 31, Room 2C12, 31 Center Drive, Bethesda, MD 20892

National Institute on Alcohol Abuse and Alcoholism (NIAAA), Privacy Act Coordinator, NIAAA, NIH, Wilco Building, Suite, 6000 Executive Blvd., MSC 7003, Bethesda, MD 20892-7003

National Institute of Allergy and Infectious Diseases (NIAID), Privacy Act Coordinator, NIAID, NIH, Solar Building, Room 3C-23, 6003 Executive Blvd., Bethesda, MD 20892

National Institute of Arthritis and Musculoskeletal and Skin Diseases (NIAMS), Privacy Act Coordinator, NIAMS, NIH, Natcher Building, Room 5AS49, 45 Center Drive, Bethesda, MD 20892

National Institute of Child Health and Human Development (NICHD), Privacy Act Coordinator, NICHD, NIH, 6100 Executive Blvd., Room 5D01, North Bethesda, MD 20892

National Institute on Deafness and Other Communication Disorders (NIDCD), Privacy Act Coordinator, NIDCD, NIH, Building 31, Room 3C02, 9000 Rockville Pike, Bethesda, MD 20892

National Institute of Dental and Craniofacial Research (NIDCR), Privacy Act Coordinator, NIDCR, NIH, Natcher Building, Room 4AS-43A, 45 Center Drive MSC 6401, Bethesda, MD 20892-6401

National Institute of Diabetes and Digestive and Kidney Disease (NIDDK), Privacy Act Coordinator, NIDDK, NIH, Building 31, Room 9A47, 31 Center Drive, Bethesda, MD 20892

National Institute on Drug Abuse (NIDA), Privacy Act Coordinator, NIDA, NIH, Parklawn Building, Room 10A-42, 5600 Fishers Lane, Rockville, MD 20857

National Institute of Environmental Health Sciences (NIEHS), Privacy Act Coordinator, NIEHS, NIH, P.O. Box 12233, Research Triangle Park, NC 27709

National Institute of Mental Health (NIMH), Privacy Act Coordinator, NIMH, NIH, Parklawn Building, Room 7C-22, 5600 Fishers Lane, Rockville, MD 20857

National Institute of Neurological Disorders and Stroke (NINDS), Privacy Act Coordinator, NINDS, NIH, Federal Building, Room 816, 7550 Wisconsin Avenue, Bethesda, MD 20892

National Human Genome Research Institute (NHGRI), Office of Policy Coordination, Bldg. 31, Room 4B09, Bethesda, MD 20892

RECORD ACCESS PROCEDURE:

Same as Notification Procedures. Requesters should reasonably specify the record contents being sought. An individual may also request an accounting of disclosures of his/her record, if any.

CONTESTING RECORD PROCEDURE:

Contact the appropriate official at the address specified under Notification Procedure, and reasonably identify the record, specify the information being contested, and state corrective action sought, with supporting information to show how the record is inaccurate, incomplete, untimely, or irrelevant.

RECORD SOURCE CATEGORIES:

The system contains information obtained directly from the subject individual by interview (face-to-face or telephone), written questionnaire, or by other tests, recording devices or observations, consistent with legislation and regulation regarding informed consent and protection of human subjects. Information is also obtained from other sources, including but not limited to: referring medical physicians, mental health/alcohol/drug abuse or other health care providers; hospitals; organizations providing biological specimens; relatives; guardians; schools; and clinical medical research records.

SYSTEMS EXEMPTED FROM CERTAIN PROVISIONS OF THE ACT:

None.

Privacy Act System of Records                                       ATTACHMENT 4
09-25-0200

                                                       Contract No. N01-AI-25494

Appendix I: System Manager(s) and Address(es)

Office of the Director, NIH, Associate Director for Disease Prevention, OD, NIH, Building 1, Room 260, 1 Center Drive, Bethesda, MD 20892

National Cancer Institute, Computer Systems Analyst, DCBD, NCI, NIH, Executive Plaza North, Room 344, Bethesda, MD 20892

American Burkitt's Lymphoma Registry, Division of Cancer Etiology, NCI, NIH, Executive Plaza North, Suite 434, 6130 Executive Blvd., Bethesda, MD 20892

Chief, Genetic Epidemiology Branch, , DCEG, NCI, NIH, Executive Plaza South, Room 7122, MSC 7236, 6120 Executive Blvd., Bethesda, MD 20892-7236

Program Director, Research Resources, Biological Carcinogenesis Branch, DCE, NCI, NIH, Executive Plaza North, Room 540, 6130 Executive Blvd., Bethesda, MD 20892

Chief, Environmental Epidemiology Branch, DCE, NCI, NIH, Executive Plaza North, Room 443, 6130 Executive Blvd., Bethesda, MD 20892

Associate Director, Surveillance Program, DCPC, NCI, NIH, Executive Plaza North, Room 343K, 6130 Executive Blvd., Bethesda, MD 20892

Head, Biostatistics and Data Management Section, DCS, NCI, NIH, 6116 Executive Blvd., Room 702, Bethesda, MD 20892

Chief, Clinical Research Branch, Biological Response Modifiers Program, Frederick Cancer Research and Development Center, DCT, NCI, NIH, 501 W. 7th Street, Suite #3, Frederick, MD 21701

Deputy Branch Chief, Navy Hospital, NCI--Naval Medical Oncology Branch, DCT, NCI, NIH, Building 8, Room 5101, Bethesda, MD 20814

Chief, Pharmaceutical Management Branch, Cancer Therapy Evaluation Program, DCT, NCI, NIH, Executive Plaza North, Suite 804, Bethesda, MD 20892

Director, Extramural Clinical Studies, BRB, BRMP, DCT, NCI, NIH, Frederick Cancer Research and Development Center, Fort Detrick, Frederick, MD 21701

National Eye Institute, Clinical Director, NEI, NIH, Building 10, Room 10N-202, 10 Center Drive, Bethesda, MD 20892

Director, Division of Biometry and Epidemiology, NEI, NIH, Building 31, Room 6A-52, 31 Center Drive, Bethesda, MD 20892

National Heart Lung and Blood Institute, Administrative Officer, Division of Intramural Research, NHLBI, NIH, Building 10 Room 7N220, 10 Center Drive, MSC 1670, Bethesda, MD 20892-1670

Senior Scientific Advisor, OD, Division of Epidemiology and Clinical Applications, NHLBI, NIH, Federal Building, 220, 7550 Wisconsin Avenue, Bethesda, MD 20892

National Institute on Aging, Computer Scientist, Longitudinal Studies Branch, IRP, NIH, Gerontology Research Center, GRC, 4940 Eastern Avenue, Baltimore, MD 21224

Associate Director, Epidemiology, Demography and Biometry Program, NIA, NIH, Gateway Building, Suite 3C309, 7201 Wisconsin Avenue, Bethesda, MD 20892

National Institute on Alcohol Abuse and Alcoholism, Deputy Director, Division of Biometry and Epidemiology, NIAAA, NIH, Willco Building, Suite 514, 6000 Executive Blvd., MSC 7003, Bethesda, MD 20892-7003

Deputy Director, Div. of Clinical and Prevention Res., NIAAA, NIH, Willco Building, Suite 505, 6000 Executive Blvd., MSC 7003, Bethesda, MD 20892-7003

National Institute of Allergy and Infectious Diseases, Chief, Respiratory Viruses Section, LID, NIAID, NIH, Building 7, Room 106, 9000 Rockville Pike, Bethesda, MD 20892

Chief, Hepatitis Virus Section, LID, NIAID, NIH, Building 7, Room 202, 9000 Rockville Pike, Bethesda, MD 20892

Chief, Epidemology and Biometry Branch, DMID, NIAID, NIH, Solar Building, Room 3A24, Bethesda, MD 20892

Privacy Act System of Records                                       ATTACHMENT 4
09-25-0200

                                                       Contract No. N01-AI-25494

Special Assistant, Clinical Research Program, DAIDS, NIAID, NIH, Solar Building, Room 2C-20, 6003 Executive Blvd., Bethesda, MD 20892

National Institute of Arthritis and Musculoskeletal and Skin Diseases, Clinical Director, NIAMS, NIH, Building 10, Room 9S205, 10 Center Drive, Bethesda, MD 20892

National Institute of Child Health and Human Development, Chief, Contracts Management Branch, NICHD, NIH, Executive Plaza North, Room 7A07, 6100 Executive Blvd., North Bethesda, MD 20892

National Institute on Deafness and Other Communication Disorders, Acting Director of Intramural Research, NIDCD, NIH, Building 31, Room 3C02, 31 Center Drive, Bethesda, MD 20892

Director, Division of Human Communication, NIDCD, NIH, Executive Plaza South, Room 400C, 6120 Executive Boulevard - MSC 7180, Bethesda, MD 20892-7180

National Institute of Dental and Craniofacial Research, Deputy Clinical Director, NIDCR, NIH, Building 10, Room 1N-113, 10 Center Drive, MSC 1190, Bethesda, MD 20892-1190

Research Psychologist, Gene Therapy and Therapeutics Branch, NIDCR, NIH, Building 10, Room 1N114, 10 Center Drive, MSC 1190, Bethesda, MD 20892-1190

National Institute of Diabetes and Digestive and Kidney Diseases, Chief, Clinical Investigations, NIDDK, NIH, Building 10, Room 9N222, 10 Center Drive, Bethesda, MD 20892

Chief, Phoenix Clinical Research Section, NIDDK, NIH, Phoenix Area Indian Hospital, Room 541, 4212 North 16th Street, Phoenix, AZ 85016

Chief, Diabetes Research Section, DPB, DDEMD, NIDDK, NIH, Natcher Building, Room 5AN-18G, 45 Center Drive, MSC 6600, Bethesda, MD 20892

National Institute on Drug Abuse, Privacy Act Coordinator, NIDA, NIH, Parklawn Building, Room 10A-42, 5600 Fishers Lane, Rockville, MD 20857

National Institute of Environmental Health Sciences, Chief, Epidemiology Branch, NIEHS, NIH, P.O. Box 12233, Research Triangle Park, NC 27709

National Institute of Mental Health, Director, Intramural Research Program, NIMH, NIH, Building 10, Room 4N-224, 9000 Rockville Pike, Bethesda, MD 20892

Privacy Act Coordinator, NIMH, NIH, 6001 Executive Blvd., Room 6112, Bethesda, MD 20982

National Institute of Neurological Disorders and Stroke, Privacy Act Coordinator, NINDS, NIH, Neuroscience Center, 6001 Executive Blvd., Suite 3305, MSC 9531, Bethesda, MD 20892-9531

Chief, Epilepsy Branch, NINDS, NIH, Neuroscience Center, 6001 Executive Blvd., Suite 2110, MSC 9523, Bethesda, MD 20892-9523

Assistant Director, CNP, DIR, NINDS, NIH, Building 10, Room 5N226, 10 Center Drive, Bethesda, MD 20892

Deputy Chief, Laboratory of Central Nervous Systems Studies, Intramural Research Program, NINDS, NIH, Building 36, Room 5B21, 9000 Rockville Pike, Bethesda, MD 20892

Director, Division of Fundamental Neuroscience and Developmental Disorders, NINDS, NIH, Neuroscience Center, 6001 Executive Blvd., Suite 2136, MSC 9527, Bethesda, MD 20892-9527

Director, Division of Convulsive, Infectious and Immune Disorders, NINDS, NIH, Neuroscience Center, 6001 Executive Blvd., Suite 2110, MSC 9521, Bethesda, MD 20892-9521

Director, Division of Stroke, Trauma, and Neurodegenerative Disorders, NINDS, NIH, Neuroscience Center, 6001 Executive Blvd., Suite 2209, MSC 9525, Bethesda, MD 20892-9525

Division of Experimental Therapeutics and Clinical Trials, NINDS, NIH, Neuroscience Center, 6001 Executive Blvd., Suite 2213, MSC 9520, Bethesda, MD 20892-9520

National Human Genome Research Institute (NHGRI), Clinical Director, NHGRI, Bldg. 10, Room 10C101D, 10 Center Drive, Bethesda, MD 20892

Privacy Act System of Records                                       ATTACHMENT 4
09-25-0200

                                                       Contract No. N01-AI-25494

                        PROCUREMENT OF CERTAIN EQUIPMENT

Notwithstanding any other clause in this contract, the Contractor will not be reimbursed for the purchase, lease, or rental of any item of equipment listed in the following Federal Supply Groups, regardless of the dollar value, without the prior written approval of the Contracting Officer.

              67 - Photographic Equipment

              69 - Training Aids and Devices

              70 - General Purpose ADP Equipment, Software, Supplies and Support
                   (Excluding 7045-ADP Supplies and Support Equipment.)

              71 - Furniture

              72 - Household and Commercial Furnishings and Appliances

              74 - Office Machines and Visible Record Equipment

              77 - Musical Instruments, Phonographs, and Home-type Radios

              78 - Recreational and Athletic Equipment

When equipment in these Federal Supply Groups is requested by the Contractor and determined essential by the Contracting Officer, the Government will endeavor to fulfill the requirement with equipment available from its excess personal property sources, provided the request is made under a contract. Extensions or renewals of approved existing leases or rentals for equipment in these Federal Supply Groups are excluded from the provisions of this article.

                           RESEARCH PATIENT CARE COSTS

(a) Research patient care costs are the costs of routine and ancillary services provided to patients participating in research programs described in this contract.

(b) Patient care costs shall be computed in a manner consistent with the principles and procedures used by the Medicare Program for determining the part of Medicare reimbursement based on reasonable costs. The Diagnostic Related Group (DRG) prospective reimbursement method used to determine the remaining portion of Medicare reimbursement shall not be used to determine patient care costs. Patient care rates or amounts shall be established by the Secretary of HHS or his duly authorized representative.

(c) Prior to submitting an invoice for patient care costs under this contract, the contractor must make every reasonable effort to obtain third party payment, where third party payors (including Government agencies) are authorized or are under a legal obligation to pay all or a portion of the charges incurred under this contract for patient care.

(d) The contractor must maintain adequate procedures to identify those research patients participating in this contract who are eligible for third party reimbursement.

(e) Only those charges not recoverable from third party payors or patients and which are consistent with the terms and conditions of the contract are chargeable to this contract.

NIH (RC)-7 (4/1/84)                                                 ATTACHMENT 5
OMB Bulletin 81-16

                                                       Contract No. N01-AI-25494


NIH(RC)-11                                                          ATTACHMENT 6
4/1/84

NIH (RC)-7 (4/1/84)                                                 ATTACHMENT 5
OMB Bulletin 81-16

                                                       Contract No. N01-AI-25494

                       GOVERNMENT PROPERTY - SCHEDULE I-A

Item  Description                    Unit Cost          # Units   Total Cost
--------------------------------------------------------------------------------
1.    Ricoh 2050L Fax Machine   $  907 (incl. tax)      10        $9,070

2.    Server Upgrade            $4,738                  1         $4,738

3.    Freezer                   $7,765 (incl. freight)  1         $7,765

                                                                    Attachment 7
                                                                         9/30/02

NIH (RC)-7 (4/1/84)                                                 ATTACHMENT 5
OMB Bulletin 81-16

                                                       Contract No. N01-AI-25494

--------------------------------------------------------------------------------
              REPORT OF GOVERNMENT OWNED, CONTRACTOR HELD PROPERTY
--------------------------------------------------------------------------------
CONTRACTOR:                            CONTRACT NUMBER

--------------------------------------------------------------------------------
ADDRESS                                REPORT DATE:

                                       -----------------------------------------

                                       FISCAL YEAR:

                                       -----------------------------------------

                                       -----------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  CLASSIFICATION      BEGINNING OF         ADJUSTMENTS          END OF PERIOD
                          PERIOD

--------------------------------------------------------------------------------
                      #ITEMS  VALUE   GFP    CAP   DELETIONS   #ITEMS   VALUE
                                     ADDED  ADDED
--------------------------------------------------------------------------------
LAND>=$25K

--------------------------------------------------------------------------------
LAND<$25K

--------------------------------------------------------------------------------
OTHER REAL>=$25K

--------------------------------------------------------------------------------
OTHER REAL<$25K

--------------------------------------------------------------------------------
PROPERTY UNDER CONST>=$25K
--------------------------------------------------------------------------------
PROPERTY UNDER CONST<$25K
--------------------------------------------------------------------------------
PLANT EQUIP>=$25K

--------------------------------------------------------------------------------
PLANT EQUIP<$25K

--------------------------------------------------------------------------------
SPECIAL TOOLING >= $25K
--------------------------------------------------------------------------------
SPECIAL TOOLING<$25K

--------------------------------------------------------------------------------
SPECIAL TEST EQUIP>=$25K
--------------------------------------------------------------------------------
SPECIAL TEST EQUIP<$25K
--------------------------------------------------------------------------------
AGENCY PECULIAR>=$25K
--------------------------------------------------------------------------------
AGENCY PECULIAR<$25K
--------------------------------------------------------------------------------
MATERIAL>=$25K (CUMULATIVE)
--------------------------------------------------------------------------------
PROPERTY UNDER MFR>=$25K
--------------------------------------------------------------------------------
PROPERTY UNDER MFR<$25K
--------------------------------------------------------------------------------
SIGNED BY:                                                 DATE SIGNED:
--------------------------------------------------------------------------------

NIH (RC)-7 (4/1/84)                                                 ATTACHMENT 5
OMB Bulletin 81-16